UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule Sec.240.14a-12

PolarityTE, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PolarityTE, Inc.

615 Arapeen Drive, Suite 102

Salt Lake City, Utah 84108

(385) 237-2279

Dear Shareholder,

You are cordially invited to attend the 2017 Annual Meeting (the “Annual Meeting”) of shareholders (“Shareholders”) of PolarityTE, Inc. to be held at 10:00 a.m. (local time) on [•], 2017, at [•]. The attached notice of Annual Meeting and proxy statement describe the matters to be presented at the Annual Meeting and provide information about us that you should consider when you vote your shares.

The principal business of the meeting will be (i) to elect as Class III directors the nominees named in this proxy statement to serve until the 2020 Annual Meeting of Shareholders and until their successors are duly elected and qualified, (ii) to ratify the appointment of two directors as Class I Directors, (iii) to ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2017, (iv) to advise us as to whether you approve the compensation of our named executive officers (Say-on-Pay), (v) to advise us as to whether you prefer a vote to advise us on the compensation of our named executive officers every year, every two years or every three years (Say-on-Pay Frequency), (vi) to approve an amendment to the Company’s 2017 Equity Incentive Plan to increase the reservation of common stock for issuance thereunder to 7,300,000 shares from 3,450,000 shares, (vii) to authorize the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d) and (viii) to transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

Sincerely,

/s/ Dr. Denver Lough
Chief Executive Officer, Chairman

2

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY PROMPTLY.

PolarityTE, Inc.

615 Arapeen Drive, Suite 102

Salt Lake City, Utah 84108

(385) 237-2279

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held [●], 2017

To the Shareholders of PolarityTE, Inc.:

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of PolarityTE, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. (local time) on [•], 2017, or such later date or dates as such Annual Meeting date may be adjourned, at [•], for the purpose of considering and taking action on the following proposals:

1.	Elect as Class III directors the nominees named in the proxy statement;

2.	To ratify the appointment of two directors as Class I Directors;

3.	To ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2017;

4.	To advise us as to whether you approve the compensation of our named executive officers (Say-on-Pay);

5.	To advise us as to whether you prefer a vote to advise us on the compensation of our named executive officers every year, every two years or every three years (Say-on-Pay Frequency);

6.	To approve an amendment to the Company’s 2017 Equity Incentive Plan to increase the reservation of common stock for issuance thereunder to 7,300,000 shares from 3,450,000 shares;

7.	To authorize the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d); and

8.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The foregoing business items are more fully described in the following pages, which are made part of this notice.

The Board recommends that you vote as follows:

●	“FOR” the election of the Board nominees as Class III directors;

●	“FOR” ratification of the appointment of two directors as Class I Directors;

●	“FOR” ratification of the selection of EisnerAmper LLP as our independent public accountant for our fiscal year ending October 31, 2017;

●	“FOR” the compensation of our named executive officers as set forth in this proxy statement;

●	“FOR” a frequency of voting every year on the compensation of our named executive officers;

●	“FOR” an amendment to the Company’s 2017 Equity Incentive Plan to increase the reservation of common stock for issuance thereunder to 7,300,000 shares from 3,450,000 shares; and

●	“FOR” the authorization of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

3

You may vote if you were the record owner of the Company’s common stock (the “Common Stock”), Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series E Preferred Stock at the close of business on [•], 2017. The Board of Directors of the Company has fixed the close of business on [•], 2017 as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

As of the Record Date, there were [•] shares of Common Stock outstanding and entitled to vote at the Annual Meeting, [•] shares of Series A Preferred Stock outstanding, of which [•] shares of underlying Common Stock are entitled to vote at the Annual Meeting, [•] shares of Series B Preferred Stock outstanding, of which [•] shares of underlying Common Stock are entitled to vote at the Annual Meeting, [•] shares of Series C Preferred Stock outstanding, of which [•] shares of underlying Common Stock are entitled to vote at the Annual Meeting, and [•] shares of Series E Preferred Stock outstanding, of which [•] shares of underlying Common Stock are entitled to vote at the Annual Meeting. The foregoing shares are referred to herein as the “Shares.” Holders of the Common Stock are entitled to one vote for each share of Common Stock held. Each holder of Series A Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock issuable upon conversion of such holder’s Series A Preferred Stock, provided that a holder is only entitled to vote shares of Common Stock underlying the Series A Preferred Stock to the extent such shares do not result in the holder beneficially owning more than 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Series A Preferred Stock and provided further that in no event shall the holders be entitled to cast votes in excess of the number of votes that holders would be entitled to cast if the Series A Preferred Stock were converted at $3.54 per share. Each holder of Series B Preferred Stock is entitled to vote the number of shares of Common Stock issuable upon conversion of such holder’s Series B Preferred Stock based on a conversion price of $8.40 per share, provided that a holder is only entitled to vote shares of Common Stock underlying the Series B Preferred Stock to the extent such shares do not result in the holder beneficially owning more than 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock. Each holder of Series C Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock issuable upon conversion of such holder’s Series C Preferred Stock, based on a conversion price of $7.20 per share, provided that a holder is only entitled to vote shares of Common Stock underlying the Series C Preferred Stock to the extent such shares do not result in the holder beneficially owning more than 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Series C Preferred Stock. Each holder of Series E Preferred Stock is entitled to the number of votes equal to two votes for every share of Common Stock into which the Series E Preferred Stock is convertible on any matter submitted for a vote of Shareholders.

A list of Shareholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary of the Company at 615 Arapeen Drive, Suite 102, Salt Lake City, Utah 84108.

All Shareholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

By Order of the Board of Directors of PolarityTE, Inc.,

Sincerely,

/s/ Dr. Denver Lough
Chief Executive Officer, Chairman

4

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT

Your vote is important. Please vote as promptly as possible even if you plan to attend the Annual Meeting.

For information on how to vote your shares, please see the instruction from your broker or other fiduciary, as applicable, as well as “Information About the Meeting and Voting” in the proxy statement accompanying this notice.

We encourage you to vote by completing, signing, and dating the proxy card, and returning it in the enclosed envelope.

If you have questions about voting your shares, please contact our Corporate Secretary at PolarityTE, Inc., at 615 Arapeen Drive, Suite 102, Salt Lake City, Utah 84108, telephone number (385) 237-2279.

If you decide to change your vote, you may revoke your proxy in the manner described in the attached proxy statement/prospectus at any time before it is voted.

We urge you to review the accompanying materials carefully and to vote as promptly as possible. Note that we have enclosed with this notice a proxy statement.

THE PROXY STATEMENT IS AVAILABLE AT: http://equitystock.com/issuers/

By Order of the Board of Directors,

Sincerely,

/s/ Dr. Denver Lough
Chief Executive Officer, Chairman

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting OF SHAREHOLDERS to Be Held on [•], 2017 at 10:00 A.M. EDT.

The Notice of Annual Meeting of Shareholders and our Proxy Statement are available at:

http://equitystock.com/issuers/

REFERENCES TO ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about PolarityTE, Inc.. that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission (“SEC”) website (www.sec.gov) or upon your written or oral request by contacting the Chief Executive Officer of PolarityTE, Inc., at 615 Arapeen Drive, Suite 102, Salt Lake City, Utah 84108, telephone number (385) 237-2279.

To ensure timely delivery of these documents, any request should be made no later than October 8, 2017 to receive them before the Annual Meeting.

For additional details about where you can find information about PolarityTE, Inc., please see the section entitled “Where You Can Find More Information” in this proxy statement.

5

Table of Contents

Page
GENERAL INFORMATION ABOUT THE ANNUAL MEETING	7
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	13
PROPOSAL NO. 1 ELECTION OF DIRECTORS	15
Information about the Board of Directors and Committees	17
Executive Compensation	26
PROPOSAL NO. 2 RATIFICATION OF THE APPOINTMENT OF TWO DIRECTORS AS CLASS I DIRECTORS	38
PROPOSAL NO. 3 RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING OCTOBER 31, 2017	39
PROPOSAL NO. 4 ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	41
PROPOSAL NO. 5 ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE	41
PROPOSAL NO. 6 APPROVAL OF an amendment to the Company’s 2017 Equity Incentive Plan to increase THE reservation of Common Stock for issuance thereunder from to 7,300,000 shares from 3,450,000 shares	42
PROPOSAL NO. 7 Authorization of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d)	46
OTHER MATTERS	47

6

PolarityTE, Inc.

615 Arapeen Drive, Suite 102

Salt Lake City, Utah 84108

(385) 237-2279

2017 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2017

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement, along with the accompanying notice of the 2017 Annual Meeting of Shareholders, contains information about the 2017 Annual Meeting of Shareholders of PolarityTE, Inc., including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 10:00 a.m. (local time) on [•], 2017, at [•], or such later date or dates as such Annual Meeting date may be adjourned. For directions to the meeting, please call (385) 237-2279.

In this proxy statement, we refer to PolarityTE, Inc. as “Polarity,” the “Company,” “we,” “us” or “our.”

Why Did You Send Me This Proxy Statement?

We sent you this proxy statement in connection with the solicitation by the Board of Directors of the Company (referred to herein as the “Board of Directors” or the “Board”) of proxies, in the accompanying form, to be used at the Annual Meeting to be held at 10:00 a.m. (local time) on [•], 2017, at [•] and any adjournments thereof. This proxy statement along with the accompanying Notice of Annual Meeting of Shareholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on [•], 2017: The proxy statement and annual report to security holders are available at www.polarityte.com.

This proxy statement, the accompanying proxy and, though not part of this proxy statement, our 2016 Annual Report, which includes our financial statements for the fiscal year ended October 31, 2016, are being mailed on or about [•], 2017 to all Shareholders entitled to notice of and to vote at the meeting. You can also find a copy of our 2016 Annual Report on Form 10-K on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov or through the “Investors” section of our website at www.polarityte.com.

Who Can Vote?

Shareholders who owned Common Stock and Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series E Preferred Stock at the close of business on [•], 2017 (the “Record Date”), are entitled to vote at the Annual Meeting. On the Record Date there were [•] shares of Common Stock outstanding and entitled to vote, [•] shares of Series A Preferred Stock outstanding, of which [•] shares of underlying Common Stock are entitled to vote at the Annual Meeting, [•] shares of Series B Preferred Stock outstanding, of which [•] shares of underlying Common Stock are entitled to vote at the Annual Meeting, [•] shares of Series C Preferred Stock outstanding, of which [•] shares of underlying Common Stock are entitled to vote at the Annual Meeting, and [•] shares of Series E Preferred Stock outstanding, of which [•] shares of underlying Common Stock are entitled to vote at the Annual Meeting. Each holder of Series E Preferred Stock is entitled to the number of votes equal to two votes for every share of Common Stock into which the Series E Preferred Stock is convertible on any matter submitted for a vote of Shareholders. The shares of Common Stock and shares of Common Stock entitled to vote underlying the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series E Preferred Stock are herein referred to as the “Shares.”

7

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A shareholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any shareholder who has executed a proxy card but attends the Annual Meeting in person may revoke the proxy and vote at the Annual Meeting.

How Many Votes Do I Have?

Each holder of Common Stock is entitled to one vote per share of Common Stock. Each holder of Series A Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock issuable upon conversion of such holder’s Series A Preferred Stock, provided that a holder is only entitled to vote shares of Common Stock underlying the Series A Preferred Stock to the extent such shares do not result in the holder beneficially owning more than 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Series A Preferred Stock and provided further that in no event shall the holders be entitled to cast votes in excess of the number of votes that holders would be entitled to cast if the Series A Preferred Stock were converted at $3.54 per share. Each holder of Series B Preferred Stock is entitled to vote the number of shares of Common Stock issuable upon conversion of such holder’s Series B Preferred Stock based on a conversion price of $8.40 per share, provided that a holder is only entitled to vote shares of Common Stock underlying the Series B Preferred Stock to the extent such shares do not result in the holder beneficially owning more than 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock. Each holder of Series C Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock issuable upon conversion of such holder’s Series C Preferred Stock, based on a conversion price of $7.20 per share, provided that a holder is only entitled to vote shares of Common Stock underlying the Series C Preferred Stock to the extent such shares do not result in the holder beneficially owning more than 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Series C Preferred Stock. Each holder of Series E Preferred Stock is entitled to the number of votes equal to two votes for every share of Common Stock into which the Series E Preferred Stock is convertible on any matter submitted for a vote of Shareholders. As of the Record Date, all shares of Series E Preferred Stock are held by the Company’s Chief Executive Officer and constitute [•]% of the Company’s outstanding voting capital as of the Record Date.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or against each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Equity Stock Transfer, or you have stock certificates, you may vote:

●	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Board.

●	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

●	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

8

●	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

●	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to attend the Annual Meeting unless you have a proxy card from your broker.

How Does The Board Recommend That I Vote On The Proposals?

The Board recommends that you vote as follows:

●	“FOR” the election of the Board nominees as Class III directors;
●	“FOR” ratification of the appointment of two directors as Class I Directors;
●	“FOR” ratification of the selection of EisnerAmper LLP as our independent public accountant for our fiscal year ending October 31, 2017;
●	“FOR” the compensation of our named executive officers as set forth in this proxy statement;
●	“FOR” a frequency of voting every year on the compensation of our named executive officers;
●	“FOR” an amendment to the Company’s 2017 Equity Incentive Plan to increase the reservation of Common Stock for issuance thereunder to 7,300,000 shares from 3,450,000 shares; and
●	“FOR” the authorization of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	signing a new proxy card and submitting it as instructed above;

●	if your shares are held in street name, re-voting by Internet or by telephone as instructed above — only your latest Internet or telephone vote will be counted;

●	if your shares are registered in your name, notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

●	attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your shares are voted.

9

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Under NYSE interpretations, Proposal 1 (election of Class III directors), Proposal 2 (ratification of the appointment of two directors as Class I Directors), Proposal 4 (advisory vote to approve executive compensation), Proposal 5 (advisory vote on frequency to advise us on the compensation of our named executive officers every year, every two years or every three years), Proposal 6 (approval of an amendment to the Company’s 2017 Equity Incentive Plan to increase reservation of Common Stock for issuance thereunder to 7,300,000 shares from 3,450,000 shares) and Proposal 7 (authorization of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d)) are considered non-routine matters, and Proposal 3 (the ratification of our independent public accountant) is considered a routine matter. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 3 (the ratification of our independent public accountant), but does not have authority to vote your unvoted shares for Proposal 1 (election of Class III directors), Proposal 2 (ratification of the appointment of two directors as Class I Directors), Proposal 4 (advisory vote to approve executive compensation), Proposal 5 (advisory vote on frequency to advise us on the compensation of our named executive officers every year, every two years or every three years), Proposal 6 (approval of an amendment to the Company’s 2017 Equity Incentive Plan to increase reservation of Common Stock for issuance thereunder to 7,300,000 shares from 3,450,000 shares) and Proposal 7 (authorization of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d)). We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Class III Directors	The nominees for Class III director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratification of the Appointment of Two Directors as Class I Directors	The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of two directors as Class I Directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Ratification of the Appointment of EisnerAmper LLP as Our Independent Public Accountant for the Fiscal Year Ending October 31, 2017	The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our Shareholders to appoint the Company’s independent accountant. However, if our Shareholders do not ratify the appointment of EisnerAmper LLP as the Company’s independent public accountant for the fiscal year ending October 31, 2017, the Audit Committee of the Board may reconsider its appointment.

10

Proposal 4: Advisory Vote to Approve the Compensation of Our Named Executive Officers	The advisory vote to approve the compensation of our executive officers will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board values the opinions of our Shareholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 5: Advisory Vote on Frequency of Voting on Compensation of Our Named Executive Officers	The frequency (one year, two years or three years) that receives the highest number of votes cast by the Shareholders will be deemed the frequency for the advisory Say-on-Pay vote preferred by the Shareholders. The proxy card provides Shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, Shareholders will not be voting to approve or disapprove the recommendation of the Board. Abstentions and broker non-votes will have no effect on the results of this vote. While the results of this advisory vote are non-binding, the Board values the opinions of our Shareholders and will review and consider the outcome of the vote, along with other relevant factors, in evaluating the frequency of future advisory votes on executive compensation. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 6: Approval of an Amendment to the Company’s 2017 Equity Incentive Plan to Increase the Reservation of Common Stock for Issuance Thereunder to 7,300,000 Shares From 3,450,000 Shares	The affirmative vote of a majority of the votes cast for this proposal is required to approve an amendment to the Company’s 2017 Equity Incentive Plan to increase reservation of Common Stock for issuance thereunder to 7,300,000 shares from 3,450,000 shares. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 7: Authorization of the Issuance of Securities in One or More Non-Public Offerings Where the Maximum Discount at Which Securities Will Be Offered Will Be Equivalent to a Discount of 20% Below the Market Price of the Common Stock, as Required By and In Accordance With Nasdaq Marketplace Rule 5635(d)	The affirmative vote of a majority of the votes cast for this proposal is required to approve the authorization of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d). Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

11

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of Shareholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our Shareholders reside, if either we or the brokers believe that the Shareholders are members of the same family. This practice, referred to as “householding,” benefits both Shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once Shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until Shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those Shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our Shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	Shareholders whose shares are registered in their own name should contact our transfer agent, Equity Stock Transfer, and inform them of their request by calling them at 212-575-5757 or writing them at 237 W. 37th Street, Suite 601, New York, New York 10018.

●	Shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, Shareholders should be sure to include their name, the name of their brokerage firm and their account number.

Who is paying for this proxy solicitation?

In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are shareholder proposals due for next year’s annual meeting?

At our annual meeting each year, our Board of Directors submits to Shareholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the Shareholders for action at the annual meeting.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, Shareholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2018 annual meeting of Shareholders by submitting their proposals to the Company in a timely manner. These proposals must meet the Shareholders eligibility and other requirements of the SEC. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by August 4, 2018 to our Corporate Secretary, PolarityTE, Inc., 615 Arapeen Drive, Suite 102, Salt Lake City, Utah 84108, telephone number (385) 237-2279.

12

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

Members of the Board of Directors and executive officers of the Company do not have any interest in any proposal that is not shared by all other Shareholders of the Company except for Proposal 1 (nominees to our Board of Directors will be elected), Proposal 2 (appointments to our Board of Directors will be ratified), Proposal 4 (members of our Board of Directors and our executive officers will receive the approved compensation), Proposal 5 (the vote will determine how often to vote on the approval of executive compensation), and Proposal 6 (members of our Board of Directors and our executive officers will be eligible for equity incentive awards and otherwise to participate in our plan).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of August 30, 2017, with respect to the beneficial ownership of the outstanding Common Stock by (i) any holder of more than five (5%) percent; (ii) each of the Company’s executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Applicable percentages are based on 6,006,243 shares of Common Stock outstanding on the date above, adjusted as required by rules promulgated by the SEC. Except as otherwise indicated, each of the Shareholders listed below has sole voting and investment power over the shares beneficially owned and addresses are c/o PolarityTE, Inc., 615 Arapeen Drive, Suite 102, Salt Lake City, Utah 84108.

Common Stock	Number of Shares of Common Stock Beneficially Owned		Percentage of Common Stock
Executive Officers and Directors:
Denver Lough	7,466,669	(1)	55.42	%(2)
Edward Swanson	354,059	(3)	5.57%
Steve Gorlin	16,667	(4)	*
Jon Mogford	16,667	(5)	*
John Stetson (6)	478,811	(7)	7.86%
Michael Beeghley	103,292	(8)	1.72%
Jeff Dyer	58,750	(9)	*
Michael Neumeister	58,750	(10)	*
Current Executive Officers and Directors as a Group (8 persons)	8,553,665	(1)(3)(4)(5) (7)(8)(9)(10)	62.85%

Greater than 5% Holders:
Mark Groussman (11) 5154 La Gorce Drive Miami Beach, FL 33140	569,930	(12)	9.25%
Barry Honig (13) 555 S. Federal Hwy #450 Boca Raton, FL 33432	620,664	(14)	9.99%
Michael Brauser (15) 4400 Biscayne Blvd., Suite 850 Miami, FL 33137	612,010	(16)	9.99%
Frost Gamma Investments Trust (17) 4400 Biscayne Blvd. Miami, FL 33137	624,992	(18)	9.99%

* Less than 1%

(1) Represents 416,669 shares of Common Stock which represents the vested portion (including shares vesting within 60 days) of an option to purchase 1,000,000 shares of Common Stock under the 2017 Plan which option vests in 24 equal monthly installments and (ii) 7,050,000 shares of Common Stock underlying shares of Series E Convertible Preferred Stock.

(2) Until converted, each share of Series E Preferred Stock is entitled to two votes for every share of Common Stock into which it is convertible on any matter submitted for a vote of Shareholders. Dr. Lough beneficially owns approximately 55.42% of the issued and outstanding Common Stock, but approximately 67.9% of the outstanding voting power.

(3) Represents (i) 370 shares of Common Stock, (ii) 352,500 shares of Common Stock which represents the vested portion (including shares vesting within 60 days) of an option to purchase 846,000 shares of Common Stock under the 2017 Plan which option vests in 24 equal monthly installments and (iii) 1,189 shares of Common Stock acquired by Edward Swanson Roth IRA (“Roth IRA”). Edward Swanson is the Trustee of Roth IRA and in such capacity has voting and dispositive control over the securities held by such entity.

13

(4) Represents 16,667 shares of Common Stock which represents the vested portion (including shares vesting within 60 days) of an option to purchase 50,000 shares of Common Stock under the 2017 Plan which option vests in 24 equal monthly installments.

(5) Represents 16,667 shares of Common Stock which represents the vested portion (including shares vesting within 60 days) of an option to purchase 50,000 shares of Common Stock under the 2017 Plan which option vests in 24 equal monthly installments.

(6) John Stetson is the President of Stetson Capital Investments, Inc. (“Stetson Capital”), and the Trustee of Stetson Capital Investments, Inc. Retirement Plan (“Stetson Retirement Plan”). In these capacities, he has voting and dispositive control over the securities held by such entities. In addition, John Stetson is the Chief Financial Officer of the Company.

(7) Represents (i) 332,423 shares of Common Stock held by John Stetson, (ii) 19,444 shares of Common Stock held by Stetson Capital, (iii) 39,444 shares of Common Stock held by Stetson Retirement Plan and (iv) an option to purchase 87,500 shares of Common Stock pursuant to the 2016 Plan.

(8) Represents (i) 38,541 shares of Common Stock, (ii) an option to purchase 1,587 shares of Common Stock, (iii) an option to purchase 5,208 shares of Common Stock pursuant to the 2016 Plan, (iv) an option to purchase 1,915 shares of Common Stock, (v) a restricted stock grant of 8,333 shares of Common Stock, (vi) a restricted stock grant of 5,208 shares pursuant to the 2016 Plan and (vii) 42,500 shares of Common Stock held by Applied Economics LLC Profit Sharing Plan (“Applied Economics”). Mr. Beeghley is the trustee of Applied Economics and in such capacity has voting and dispositive power over the securities held by such entity.

(9) Represents 58,750 shares of Common Stock which represents the vested portion (including shares vesting within 60 days) of an option to purchase 141,000 shares of Common Stock under the 2017 Plan which option vests in 24 equal monthly installments.

(10) Represents 58,750 shares of Common Stock which represents the vested portion (including shares vesting within 60 days) of an option to purchase 141,000 shares of Common Stock under the 2017 Plan which option vests in 24 equal monthly installments.

(11) Mark Groussman is the President of Melechdavid, Inc. (“Melechdavid”), and the Trustee of the Melechdavid Inc., Retirement Plan (“Melechdavid Retirement Plan”). In such capacities, he has voting and dispositive control over the securities held by such entities.

(12) Represents (i) 306,100 shares of Common Stock held by Melechdavid, (ii) 108,791 shares of Common Stock held by Melechdavid Retirement Plan and (iii) 155,039 shares of Common Stock underlying Series C Preferred Stock held by Melechdavid.

(13) Barry Honig is the Trustee of GRQ Consultants, Inc. 401K (“401K”) and GRQ Consultants, Inc. Roth 401K FBO Barry Honig (“Roth 401K”). In such capacities he is deemed to hold voting and dispositive power over the securities held by such entities.

(14) Represents (i) 366,667 shares of Common Stock held by Barry Honig, (ii) 15,179 shares of Common Stock held by 401K, (iii) 38,411 shares of Common Stock held by Roth 401K and (iv) 200,408 shares of Common Stock underlying Series A Preferred Stock. Excludes (i) 312,775 shares of Common Stock underlying Series A Preferred Stock held by Mr. Honig, (ii) 35,045 shares of Common Stock underlying Series A Preferred Stock held by Roth 401K, (iv) 269,608 shares of Common Stock underlying shares of Series B Preferred Stock held by Mr. Honig, (vi) 193,798 shares of Common Stock underlying shares of Series C Preferred Stock held by 401K and (vii) 55,555 shares of Common Stock underlying shares of Series D Preferred Stock held by 401K. Each of the forgoing classes of preferred stock contains an ownership limitation such that the holder may not convert any of such securities to the extent that such conversion would result in the holder’s beneficial ownership being in excess of 4.99% of the Company’s issued and outstanding Common Stock together with all shares owned by the holder and its affiliates, which the holder has waived to 9.99%.

(15) Michael Brauser is Chairman of the Betsy & Michael Brauser Charitable Family Foundation (“Family Foundation”) and Trustee of Grander Holdings, Inc. 401K (“Grander 401K”). In such capacities he is deemed to hold voting and dispositive power over the securities held by such entities.

(16) Represents (i) 444,684 shares of Common Stock held by Michael Brauser, (ii) 32,630 shares of Common Stock held by Grander Holdings, Inc. 401K, (iii) 20,833 shares of Common Stock held by Betsy and Michael Brauser Charitable Foundation, Inc., and (iv) 113,863 shares underlying Series A Preferred Stock. Excludes (i) 85,990 shares of Common Stock underlying Series A Preferred Stock held by Mr. Brauser, (ii) 259,605 shares of Common Stock underlying Series B Preferred Stock held by Mr. Brauser and (iii) 118,949 shares of Common Stock underlying shares of Series C Preferred Stock held by Grander Holdings, Inc. 401K. Each of the forgoing classes of preferred stock contains an ownership limitation such that the holder may not convert any of such securities to the extent that such conversion would result in the holder’s beneficial ownership being in excess of 4.99% of the Company’s issued and outstanding Common Stock together with all shares owned by the holder and its affiliates, which the holder has waived to 9.99%.

(17) Dr. Phillip Frost, M.D. is the trustee of Frost Gamma Investments Trust (“FGIT”). Frost Gamma L.P. is the sole and exclusive beneficiary of FGIT. Dr. Frost is one of two limited partners of Frost Gamma L.P. The general partner of Frost Gamma L.P. is Frost Gamma, Inc., and the sole shareholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is the sole shareholder of Frost-Nevada Corporation. Dr. Frost disclaims beneficial ownership of these securities, except to the extent of any pecuniary interest therein and this report shall not be deemed an admission that Dr. Frost is the beneficial owner of these securities for purposes of Section 16 or for any other purpose.

(18) Represents (i) 381,131 shares of Common Stock held by Frost Gamma Investments Trust and 243,681 shares underlying Series B Preferred Stock. Excludes (i) 15,924 shares of Common Stock underlying Series B Preferred Stock held by Frost Gamma Investments Trust. Each of the forgoing classes of preferred stock contains an ownership limitation such that the holder may not convert any of such securities to the extent that such conversion would result in the holder’s beneficial ownership being in excess of 4.99% of the Company’s issued and outstanding Common Stock together with all shares owned by the holder and its affiliates, which the holder has waived to 9.99%.

14

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board currently consists of seven members: Denver Lough, John Stetson, Edward Swanson, Steve Gorlin, Jeff Dyer, Michael Beeghley and Jon Mogford. The Board is divided into three classifications: Class III directors, whose term expires at this Annual Meeting (Messrs. Dyer and Beeghley and Dr. Mogford), Class I Directors, whose term expires at the 2018 Annual Meeting of Shareholders (Messrs. Lough and Swanson), and Class II Directors, whose term expires at the 2019 Annual Meeting of Shareholders (Messrs. Stetson and Gorlin). The recommended slate of three directors to be elected at this Annual Meeting to serve as Class III directors consists of Messrs. Lough, Stetson and Swanson. The Nominating and Corporate Governance Committee and Board have unanimously approved the nomination of Messrs. Lough, Stetson and Swanson as Class III directors, a change from their prior positions as Class I, Class II and Class I director, respectively. Mr. Dyer and Dr. Mogford have been appointed, pursuant to ratification upon approval of Proposal 2, as Class I directors to fill the vacancies from Messrs. Lough and Swanson’s nominations as Class III directors. Mr. Beeghley, a Class III director, will not be standing for reelection at this Annual Meeting.

The following table shows the Company’s nominees for election to the Board as Class III directors. Each nominee, if elected, will serve until the 2020 Annual Meeting of Shareholders and until a successor is named and qualified, or until his earlier resignation or removal. All nominees are members of the present Board of Directors. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the Shareholder, the accompanying proxy will be voted for the election of the three persons named under the heading “Nominees for Directors.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

NOMINEES FOR DIRECTOR

Name of Nominee	Age	Positions with the Company	Director Since
Denver Lough	35	Class III Director	2016
John Stetson	32	Class III Director	2016
Edward Swanson	32	Class III Director	2016

The Nominating and Corporate Governance Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for re-election or election as a member of our Board.

Nominees Biographies

Dr. Denver Lough was appointed our Chairman, Chief Executive Officer and Chief Scientific Officer on December 1, 2016. From August 2009, Dr. Lough has served as Department of Surgery Faculty and Translational Research Director at Laboratory for Regenerative Medicine and Applied Sciences, Institute for Plastic Surgery Southern Illinois University School of Medicine, and from June 2013, he has served as Director of Biomedical Applications for Laboratory for Craniofacial Regenerative Medicine Johns Hopkins Hospital Department of Plastic and Reconstructive Surgery. In addition, Dr. Lough was a lead research associate in the Vascularized Composite Allotransplantation Laboratory at the Johns Hopkins Hospital Department of Plastic and Reconstructive Surgery and has been a research consultant to the Johns Hopkins Hendrix Burn Research Center. Dr. Lough was assembled as a member among other burn experts as a Taiwanese presidential disaster response team following the largest civilian burn disaster in 2015.

15

From 2012 until 2016 Dr. Lough has been a Plastic & Reconstructive Surgery House Staff Officer at Johns Hopkins University School of Medicine, Department of Plastic & Reconstructive Surgery. Dr. Lough also founded PolarityTE, LLC, PolarityTE NV and Lough & Associates LLC which are engaged in the business of developing intellectual property related to regenerative medicine and related fields. Dr. Lough has received numerous accolades and awards by national societies related to basic and translational science applications in tissue engineering, regenerative medicine, and immunology as well as within solid organ and reconstructive transplantation. We believe that Dr. Lough is qualified to serve as a member of our Board because of his experience in clinical medicine and surgery as well as the development and innovation of technologies related to regenerative medicine and related patents and intellectual property which the Company has reviewed for potential development. Dr. Lough holds an M.D. and PhD in Biochemistry, Molecular and Cell Biology from Georgetown University which he earned in 2012.

John Stetson was appointed to our Board of Directors on December 1, 2016 and has served as our Chief Financial Officer, Executive Vice President and Secretary since September 25, 2015. Mr. Stetson has been the Managing Member of HS Contrarian Investments LLC, a private investment firm with a focus on early stage companies since 2010. In addition, Mr. Stetson served as Executive Vice President, Chief Financial Officer, and Director of Marathon Patent Group, Inc. (MARA), a NASDAQ listed patent monetization company from June 2012 to February 2015. Mr. Stetson was President & Co-Founder of Fidelity Property Group, Inc. from April 2010 to July 2014, a real estate development group focused on acquisition, rehabilitation, and short-term disposition of single family homes that completed 190 transactions, and generated over $46 million in sales. Mr. Stetson was an Investment Analyst from 2008 to 2009 for Heritage Investment Group and worked in the division of Corporate Finance of Toll Brothers from 2007 to 2008. Mr. Stetson received his BA in Economics from the University of Pennsylvania. We believe that Mr. Stetson is qualified to serve as a member of our Board because of his skills in finance and public company management and administration.

Dr. Edward Swanson was appointed as Chief Operating Officer and Director of the Company on December 1, 2016. Following completion of his undergraduate degree in Applied Sciences in Biomedical Sciences at the School of Engineering and Applied Sciences at the University of Pennsylvania, Dr. Swanson received his medical degree from Harvard Medical School, where he attended as a student from August 2008 to May 2012, graduating with honors for his thesis researching surgical outcomes within craniofacial and plastic surgery. From July 2012 until December 2016, Dr. Edward Swanson was a Surgical Resident in Plastic & Reconstructive Surgery in the Department of Plastic and Reconstructive Surgery at The Johns Hopkins University School of Medicine. During his time at Johns Hopkins, he served in a leadership role within the residency, sitting on the Program Evaluation Committee from July 2015 to December 2016 and The Johns Hopkins Hospital Housestaff Patient Safety and Quality Council from July 2014 to June 2015. Dr. Swanson has extensive experience in basic and translational biomedical research, including as a research associate in Wound Healing in the Division of Plastic Surgery at the Brigham and Women’s Hospital and Harvard Medical School from May 2004 to August 2004, thesis student in Traumatic Brain Injury at the University of Pennsylvania from August 2006 to May 2007, research fellow in Pancreatic Cancer Cellular Biology at the Brigham and Women’s Hospital and Harvard Medical School from July 2007 to July 2008, research fellow in Nanomedicine at Harvard Medical School and MIT from May 2008 to August 2008, and research fellow in Vascularized Composite Allotransplantation at the Massachusetts General Hospital and Harvard Medical School during his final year of medical school. In addition, Dr. Swanson directed the large animal translational research as a lead research associate in the Vascularized Composite Allotransplantation Laboratory in the Department of Plastic and Reconstructive Surgery at The Johns Hopkins University School of Medicine from July 2014 to June 2015, overseeing experimental projects funded by multimillion dollar grants. Furthermore, Dr. Swanson has demonstrated national and international leadership throughout the field of plastic and reconstructive surgery at a young age, with greater than 40 peer-reviewed publications, five book chapters, and 30 national/international conference presentations. We believe that Dr. Swanson is qualified to serve as a member of our Board because of his experience in technology related to regenerative medicine and related patents and technology and their clinical applications, which the Company has reviewed for potential development.

Unless authority to vote for the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election of such nominees as directors. In the event that any of the nominees shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in such nominee’s place. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

16

Family Relationships

Dr. Denver Lough is related by marriage to Director Jeff Dyer. None of our other Directors are related by blood, marriage, or adoption to any other Director, executive officer, or other key employee.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

●	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

●	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Vote Required

The nominees for Class III director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE AS CLASS III DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Information about the Board of Directors and Committees

Corporate Governance

Independence of Directors

Our Board is currently comprised of seven members. The Board has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, the Board has determined that the following members of the Board are “independent directors” as defined by the rules of The NASDAQ Stock Market: Jeff Dyer, Steve Gorlin, and Dr. Jon Mogford.

17

The definition of “independent director” included in the NASDAQ Stock Market Rules includes a series of objective tests, such as that the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s Corporate Governance Principles, the Board’s determination of independence is made in accordance with the NASDAQ Stock Market Rules, as the Board has not adopted supplemental independence standards. As required by the NASDAQ Stock Market Rules, the Board also has made a subjective determination with respect to each director that such director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), even if the director otherwise satisfies the objective independence tests included in the definition of an “independent director” included in the NASDAQ Stock Market Rules.

In determining that each individual who served as a member of the Board is independent, the Board considered that, in the ordinary course of business, transactions may occur between the Company and entities with which some of our directors are affiliated. The Board unanimously determined that the relationships discussed below were not material. No unusual discounts or terms were extended.

Board Leadership Structure

The Board believes that the Company’s Shareholders are best served if the Board retains the flexibility to adapt its leadership structure to applicable facts and circumstances, which necessarily change over time. Accordingly, the Company’s Corporate Governance Principles provide that the Board may combine or separate the roles of the CEO and chairman, as it deems advisable and in the best interests of the Company and its Shareholders.

The independent directors have concluded that the most effective leadership structure for the Company at the present time is for Dr. Lough to serve as both our CEO and Chairman. The Board made this determination in light of Dr. Lough’s experience with the Company, which allow him to bring to the Board a broad and uniquely well-informed perspective on the Company’s business, as well as insight into the trends and opportunities that can affect the Company’s future. In adopting the structure, the Board also concluded that the strong independent membership of the Board and its standing committees ensures robust and effective communication between the directors and members of management, and that the overall leadership structure is effective in providing the Board with a well-informed and current view of the Company’s business that enhances its ability to address strategic considerations, as well as focus on the opportunities and risks that are of greatest importance to the Company and its Shareholders. The Board believes this structure has served the Company well.

Under our Corporate Governance Principles, the Board has the flexibility to modify or continue the leadership structure, as it deems appropriate. As part of its ongoing evaluation of the most effective leadership structure for the Company, the independent directors decided to appoint a lead director. The independent directors believe that having a lead director enhances the Board’s independent oversight of management by further providing for strong independent leadership; independent discussion among directors; and independent evaluation of, and communication with, senior management of the Company. Dr. Mogford currently serves as lead director, and has since 2017. The independent directors unanimously approved Dr. Mogford to be lead director based on his experience knowledge of governance practices, strategic considerations, and the Company’s business interests.

Specific duties of the lead director include:

●	presiding at meetings of the independent directors;

●	serving as a liaison between the chairman and the independent directors;

●	consulting on meeting agendas;

●	working with management to assure that meeting materials are fulfilling the needs of directors;

●	consulting on the meeting calendar and schedules to assure there is sufficient time to discuss all agenda items;

●	calling meetings of the independent directors, including at the request of such directors;

●	presiding at Board meetings when the chairman is not present;

●	working with the independent directors to respond to shareholder inquiries involving the Board; and

●	performing such other duties as the Board may from time to time delegate.

18

Director Attendance at Board, Committee, and Other Meetings

Directors are expected to attend Board meetings and meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. The Board does not have a policy on director attendance at the Company’s annual meeting.

The non-management directors (who also constitute all of the independent directors) meet in executive sessions in connection with regularly scheduled Board meetings and at such other times as the non-management directors deem appropriate.

In 2016, the Board held 4 regular and special meetings, the non-management directors held four regular and special executive sessions, the Audit Committee held four regular and special meetings, the Compensation Committee held three regular and special meetings, and the Nominating and Corporate Governance Committee held three regular and special meetings. Each director attended 90% or more of the regular and special meetings of the Board and of the committees on which he or she served that were held during his or her term of office. Each of the non-management (and independent) directors attended 90% or more of the regular and special executive sessions that were held during his or her term of office.

Board Role in Risk Oversight

The Company’s Board plays an active role in risk oversight of the Company. The Board does not have a formal risk management committee, but administers this oversight function through various standing committees of the Board, which are described below. The Audit Committee periodically reviews overall enterprise risk management, in addition to maintaining responsibility for oversight of financial reporting-related risks, including those related to the Company’s accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of the Company’s Code of Ethics. The Compensation Committee oversees risks arising from the Company’s compensation policies and programs. This Committee has responsibility for evaluating and approving the executive compensation and benefit plans, policies and programs of the Company. The Nominating Committee oversees corporate governance risks and oversees and advises the Board with respect to the Company’s policies and practices regarding significant issues of corporate responsibility.

The Board of Directors has a process for Shareholders to communicate with directors. Shareholders should write to the President at the Company’s mailing address and specifically request that a copy of the letter be distributed to a particular Board member or to all Board members. Where no such specific request is made, the letter will be distributed to Board members if material, in the judgment of the President, to matters on the Board’s agenda.

Committees of the Board

Our Board has three standing committees: Audit, Compensation, and Nominating and Corporate Governance. Each of the committees is solely comprised of and chaired by independent directors, each of whom the Board has affirmatively determined is independent pursuant to the NASDAQ Stock Market. Each of the committees operates pursuant to its charter. The Committee Charters are reviewed annually by the Nominating and Corporate Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Nominating and Corporate Governance Committee proposes revisions to the charters. The responsibilities of each committee are described in more detail below. The charters for the three committees are available on the Company’s website at http//www.polarityte.com/ by following the link to “Investors” and then to “Governance.”

19

Audit Committee

The Audit Committee, among other things, is responsible for:

●	Appointing, approving the compensation of, overseeing the work of, and assessing the independence, qualifications, and performance of the independent auditor;

●	reviewing the internal audit function, including its independence, plans, and budget;

●	approving, in advance, audit and any permissible non-audit services performed by our independent auditor;

●	reviewing our internal controls with the independent auditor, the internal auditor, and management;

●	reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management;

●	overseeing our financial compliance system; and

●	overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of our internal audit function, and information technology.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the NASDAQ Stock Market. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate, and that all members meet the qualifications of an Audit Committee financial expert. The Audit Committee consists of Messrs. Gorlin, Dyer and Beeghley. Mr. Beeghley is not standing for re-election at this Annual Meeting.

Compensation Committee

The Compensation Committee is responsible for establishing and administering our executive compensation policies. The role of the Compensation Committee is to (i) formulate, evaluate and approve compensation of the Company’s directors, executive officers and key employees, (ii) oversee all compensation programs involving the use of the Company’s stock, and (iii) produce, if required under the securities laws, a report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of shareholders. The duties and responsibilities of the Compensation Committee under its charter include:

●	Annually reviewing and setting compensation of executive officers;

●	Periodically reviewing and making recommendations to the Board with respect to compensation of non-employee directors;

●	Reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and setting the Chief Executive Officer’s compensation levels based on this evaluation;

●	Reviewing competitive practices and trends to determine the adequacy of the executive compensation program;

●	Approving and overseeing incentive compensation and equity-based plans for executive officers that are subject to Board approval;

●	Making recommendations to the Board as to the Company’s compensation philosophy and overseeing the development and implementation of compensation programs;

●	Periodically reviewing and making recommendations to the Board with respect to compensation of non-employee directors;

●	Reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and setting the Chief Executive Officer’s compensation levels based on this evaluation;

When appropriate, the Compensation Committee may, in carrying out its responsibilities, form and delegate authority to subcommittees. The Chief Executive Officer plays a role in determining the compensation of our other executive officers by evaluating the performance of those executive officers. The Chief Executive Officer’s evaluations are then reviewed by the Compensation Committee. This process leads to a recommendation for any changes in salary, bonus terms and equity awards, if any, based on performance, which recommendations are then reviewed and approved by the Compensation Committee.

20

The Compensation Committee has the authority, at the Company’s expense, to select, retain, terminate and set the fees and other terms of the Company’s relationship with any outside advisors who assist it in carrying out its responsibilities, including compensation consultants or independent legal counsel.

The Board has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. The Compensation Committee consists of Messrs. Gorlin, Dyer and Beeghley. Mr. Beeghley is not standing for re-election at this Annual Meeting. The Board has affirmatively determined that each member of the Compensation Committee meets the additional independence criteria applicable to compensation committee members under SEC rules and the NASDAQ Stock Market.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, among other things, is responsible for:

●	reviewing and assessing the development of the executive officers, and considering and making recommendations to the Board regarding promotion and succession issues;

●	evaluating and reporting to the Board on the performance and effectiveness of the directors, committees, and the Board as a whole;

●	working with the Board to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience, including diversity considerations, for the full Board and each committee;

●	annually presenting to the Board a list of individuals recommended to be nominated for election to the Board;

●	reviewing, evaluating, and recommending changes to the Company’s Corporate Governance Policies and Committee Charters;

●	recommending to the Board individuals to be elected to fill vacancies and newly created directorships;

●	overseeing the Company’s compliance program, including the Code of Conduct; and

●	overseeing and evaluating how the Company’s corporate governance and legal and regulatory compliance policies and practices, including leadership, structure, and succession planning, may affect the Company’s major risk exposures.

The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Messrs. Gorlin, Dyer and Beeghley. Mr. Beeghley is not standing for re-election at this Annual Meeting.

Consideration of Director Nominees

We seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Nominating and Corporate Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria reflected in the Corporate Governance Principles. The Nominating and Corporate Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent Shareholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

21

The Nominating and Corporate Governance Committee will consider director candidates recommended by Shareholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management of the Company, or third parties.

Corporate Governance Matters

We are committed to maintaining strong corporate governance practices that benefit the long-term interests of our Shareholders by providing for effective oversight and management of the Company. Our governance policies, including our Corporate Communications Policy, Insider Trading Policy, Code of Conduct, and Committee Charters can be found on our website at http://www.polarityte.com/ by following the link to “Investors” and then to “Governance.”

The Nominating and Corporate Governance Committee regularly reviews our corporate governance policies, Code of Conduct, and Committee Charters to ensure that they take into account developments at the Company, changes in regulations and listing requirements, and the continuing evolution of best practices in the area of corporate governance.

The Board conducts an annual self-evaluation in order to assess whether the directors, the committees, and the Board are functioning effectively.

Code of Conduct

Our Code of Conduct (the “Code”), which was amended and restated as of August 11, 2017, applies to the Company’s employees, directors, officers, contractors, consultants, and persons performing similar functions (“Covered Persons”). This includes our CEO and Chairman, our chief financial officer (“CFO”), and our Chief Operating Officer (“COO”), among others. We require that they avoid conflicts of interest, comply with applicable laws, protect Company assets, and conduct business in an ethical and responsible manner and in accordance with the Code. The Code prohibits employees from taking unfair advantage of our business partners, competitors, and employees through manipulation, concealment, misuse of confidential or privileged information, misrepresentation of material facts, or any other practice of unfair dealing or improper use of information. The Code requires employees to comply with all applicable laws, rules, and regulations wherever in the world we conduct business. This includes applicable laws on privacy and data protection, anti-corruption and anti-bribery, and trade sanctions. Our Code was amended and restated in 2017 to better reflect our expanding operations and diverse employee base, enhance its clarity and general readability, and to make other stylistic changes to more closely align the Code with our overall brand. Our Code is publicly available and can be found on our website at http://www.polarityte.com/ by following the link to “Investors” and then to “Governance.”

If we make substantive amendments to the Code, or grant any waiver, including any implicit waiver, from a provision of the Code to our CEO and Chairman, CFO, controller/treasurer, and any of our other officers, financial professionals, and persons performing similar functions, we will disclose the nature of such amendment or waiver on our website or in a report filed with the SEC on Form 8-K.

Communications with the Board of Directors

Shareholders and other parties may communicate directly with the Board of Directors or the relevant board member by addressing communications to:

PolarityTE, Inc.

c/o Corporate Secretary

615 Arapeen Drive, Suite 102

Salt Lake City, Utah 84108

All shareholder correspondence will be compiled by our corporate secretary and forwarded as appropriate.

22

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers, and Shareholders who own more than 10% of the Company’s stock to file forms with the SEC to report their ownership of the Company’s stock and any changes in ownership. The Company assists its directors and executives by identifying reportable transactions of which it is aware and preparing and filing the forms on their behalf. All persons required to file forms with the SEC must also send copies of the forms to the Company. We have reviewed all forms provided to us. Based on that review and on written information given to us by our executive officers and directors, we believe that all Section 16(a) filings during the past fiscal year were filed on a timely basis and that all directors, executive officers and 10% beneficial owners have fully complied with such requirements during the past fiscal year.

EXECUTIVE OFFICERS

The following persons are our executive officers and hold the offices set forth opposite their names.

Name	Position(s)

Denver Lough	Chief Executive Officer, Chief Scientific Officer, Chairman and Class I Director

John Stetson	Chief Financial Officer, Executive Vice President and Class II Director

Edward Swanson	Chief Operating Officer, Executive Vice President and Class I Director

Michael Neumeister	Chief Medical Officer

The following is a brief summary of the background of each of our executive officers.

Dr. Denver Lough – Chairman, Chief Executive Officer and Chief Scientific Officer

Biographical information regarding Dr. Lough is provided above under Board Nominees.

John Stetson – Chief Financial Officer, Executive Vice President, Secretary and Director

Biographical information regarding Mr. Stetson is provided above under Board Nominees.

Dr. Edward Swanson – Chief Operating Officer and Director

Biographical information regarding Dr. Swanson is provided above under Board Nominees.

Dr. Michael Neumeister, 55, was appointed Chief Medical Officer in December 2016. Dr. Neumeister has been associated with the Southern Illinois University School of Medicine in various positions since 1997, to wit: Chairman of Department of Surgery (2012-present); Chairman of the Institute of Plastic Surgery (2006-present); Professor at the Institute of Plastic Surgery (2005-present); Elvin G. Zook Endowed Chair of the Institute of Plastic Surgery (2008-present); Director-Hand/Micro Surgery Fellowship Program at Institute of Plastic Surgery (2007-present); Chief, Microsurgery and Research at Institute of Plastic Surgery (1999-present); Director-Plastic Surgery Residency Program at Institute of Plastic Surgery (1998-2008); Associate Professor at Institute of Plastic Surgery (2000-2005); and Assistant Professor at Institute of Plastic Surgery (1997-2000). Dr. Neumeister began his residency at Dalhousie University in Halifax, Nova Scotia in general surgery and went on to complete his plastic surgery residency at the University of Manitoba. He continued his training as a microsurgery fellow at Harvard University’s Brigham & Women’s Hospital in Boston and completed a one year hand and microsurgery fellowship at Southern Illinois University School of Medicine. Dr. Neumeister is board certified in plastic surgery by the Royal College of Surgeons of Canada and the American Board of Plastic Surgery. He has also received his Certificate in (SOTH) Surgery of The Hand. Dr. Neumeister has received awards for presentations given regionally, nationally and internationally, has over 150 book chapters and articles, and has multiple research interests in tissue engineering and regenerative medicine. Dr. Neumeister is the Editor in Chief of the official AAHS journal HAND. He is the past President of the American Society of Reconstructive Microsurgery, American Association for Hand Surgery, The Plastic Surgery Foundation (The Research Body of The American Society of Plastic Surgeons), Plastic Surgery Research Council, and the Midwest Association of Plastic Surgeons. Dr. Neumeister received his Doctor of Medicine from the University of Toronto in 1988 and his Bachelor of Science (Physiology/Pharmacology) from the University of Western Ontario in 1984.

23

KEY PERSONNEL

The following persons are our key personnel and hold the offices set forth opposite their names.

Name	Position(s)
Stephen Milner	Chief Clinical Officer

Cameron Hoyler	General Counsel

Jennifer Burdman	Chief Intellectual Property Officer and Deputy General Counsel

The following is a brief summary of the background of each of our key personnel

Dr. Stephen Milner, 68, was appointed Chief Clinical Officer in March 2017. Dr. Milner is a former director of the Johns Hopkins Burn Center and professor of Reconstructive Surgery, Pediatrics, and Public Health at Johns Hopkins. Dr. Milner has also served as director of the Michael D. Hendrix Burn Research Center, as adjunct professor at the Uniformed Services University of the Health Sciences and as Honorary Civilian Consultant Advisor to the British Army in Plastic Surgery and Burns. Dr. Milner is a graduate of Guy’s Hospital Medical and Dental Schools. He trained in general surgery in London and at the Massachusetts General Hospital. After service as lieutenant colonel in the Royal Army Medical Corps, where he served on active duty in Operation Desert Storm, he completed a plastic surgery residency through the University of Texas and the Shriner’s Burn Institute in Galveston. In 2010 he was awarded an Honorary Doctorate of Science from the University of Glamorgan, UK in recognition for his work in burns. Dr. Milner was awarded the Humanitarian Award from the James R. Jordan Foundation in 2012 and the Sushruta-Guha Lectureship and medal in Plastic Surgery and Wound Healing from the Royal College of Surgeons of Edinburgh in 2013.

Cameron Hoyler, 33, was appointed General Counsel in April 2017. Prior to joining PolarityTE, Mr. Hoyler was an attorney at King & Spalding LLP, where he practiced in the Life Sciences and Product Liability groups. Mr. Hoyler represented and counseled clients involved in disputes and transactions in a variety of settings, including product liability, employment, commercial, trademark, real estate, and insurance coverage. While at King & Spalding, Mr. Hoyler devoted the vast majority of his practice to representing clients in the pharmaceutical and medical device industries, including Bristol-Myers Squibb Company, AstraZeneca Pharmaceuticals LP, and McKesson Corporation, in addition to working for clients in other highly-regulated industries, such as Chevron U.S.A. Inc. and Monsanto Company. He earned his Bachelor of Arts from the University of Pennsylvania, and his Juris Doctor from the University of San Francisco School of Law.

Jennifer Burdman, 41, was appointed Chief Intellectual Property Officer and Deputy General Counsel in August 2017. Ms. Burdman was a partner at King & Spalding LLP before joining PolarityTE, specializing in intellectual property procurement, protection, and enforcement. An experienced trial lawyer, she has successfully represented clients at the trial and appellate levels in complex, high-stakes litigations in patent infringement, trade secret misappropriation, and contractual matters involving IP rights. Noteworthy wins include a jury verdict of patent infringement resulting in over $34 million in damages, a jury verdict of willful misappropriation of trade secrets with damages of over $900 million, and the successful defense of a university against a patent licensee seeking expanded rights relating to its sponsored research and license agreements. Ms. Burdman was named to Benchmark Litigation’s 2016 and 2017 Under 40 Hot Lists and was profiled as a “Law360 Rising Star” in 2016. Ms. Burdman graduated from Dartmouth College with an A.B. in biochemistry and molecular biology and received her J.D. from Fordham University School of Law and has been registered to practice before the United States Patent and Trademark Office since 1999.

24

DIRECTORS

Name	Age	Position
Denver Lough	35	Chairman, Chief Executive Officer, Chief Scientific Officer and Class III* Director
John Stetson	32	Chief Financial Officer and Class III** Director
Edward Swanson	32	Chief Operating Officer and Class III* Director
Steve Gorlin	79	Class II Director (1)(2)(3)
Jeff Dyer	58	Class I Director (1)(2)(3)
Jon Mogford	49	Class I Director

*Subject to election pursuant to Proposal 1 (currently a Class I Director)

** Subject to election pursuant to Proposal 1 (currently a Class II Director)

(1) Member of our audit committee

(2) Member of our compensation committee

(3) Member of our nominating and corporate governance committee

Background Information

The following is a brief summary of the background of each of our directors.

Dr. Denver Lough – Chairman, Chief Executive Officer and Chief Scientific Officer

Biographical information regarding Dr. Lough is provided above under Board Nominees.

John Stetson – Chief Financial Officer, Executive Vice President, Secretary and Director

Biographical information regarding Mr. Stetson is provided above under Board Nominees.

Dr. Edward Swanson – Chief Operating Officer and Director

Biographical information regarding Dr. Swanson is provided above under Board Nominees.

Steve Gorlin – Director

Steve Gorlin has founded several biotechnology and pharmaceutical companies over the past 40 years, including Hycor Biomedical, Inc. (acquired by Agilent), Theragenics Corporation (NYSE: TGX), CytRx Corporation (NASDAQ: CYTR), Medicis Pharmaceutical Corporation (acquired by Valeant), EntreMed, Inc. (NASDAQ: ENMD), MRI Interventions, DARA BioSciences, Inc. (NASDAQ: DARA), MiMedx Group, Inc. (NASDAQ: MDXG), and Medivation, Inc. (NASDAQ: MDVN). Since December 2014, Mr. Gorlin has served as a director of Catasys, Inc. and Co-Chairman of the board of directors of Medovex, Inc., and since May 2011 he has served on the board of directors of NTC China, Inc. In addition, since 2011, Mr. Gorlin has served as a member of the board of directors of DemeRX, Inc. (“DemeRX”) and from 2011 until 2012 he served as Chairman of the board of DemeRX. Since July 2015, he has also served as Vice Chairman of the board of NantKwest, Inc. and from July 2013 until May 2015 he served on various executive committees and the board of directors of Conkwest, Inc., a private company, which is now NantKwest, Inc. From November 2006 until June 2013, Mr. Gorlin served as a member of the board of directors of MiMedx Group, Inc. From 2010 until 2014 Mr. Gorlin served on the Business Advisory Council to the Johns Hopkins School of Medicine, from 2011 until 2013 he served on The Johns Hopkins BioMedical Engineering Advisory Board and from 2007 until 2011 he served on the Board of the Andrews Institute. He is presently a member of the Research Institute Advisory Committee (RIAC) of Massachusetts General Hospital. Mr. Gorlin founded a number of non-medical related companies, including Perma-Fix, Inc., Pretty Good Privacy, Inc. (sold to Network Associates), Judicial Correction Services, Inc. (sold to Correctional Healthcare) and NTC China, Inc. He started The Touch Foundation, a nonprofit organization for the blind and was a principal financial contributor to the founding of Camp Kudzu for diabetic children. Mr. Gorlin is qualified to serve as a member of the Company’s Board because of his experience in regenerative medicine and pharmaceutical drug and medical device research and development.

25

Jeff Dyer – Director

Jeff Dyer was appointed to our Board of Directors on March 2, 2017. Mr. Dyer has served as the Horace Beesley Professor of Strategy at Brigham Young University since September 1999. From August 1993 until September 1999 he served as an Assistant Professor at Wharton School, University of Pennsylvania, and from July 1984 until September 1988 he served as Management Consultant and Manager of Bain & Company. Mr. Dyer received his Bachelor of Science degree in psychology and MBA from Brigham Young University and his PhD in management from University of California, Los Angeles. Mr. Dyer is qualified to serve as a member of the Company’s Board because of his extensive business and management expertise and knowledge of capital markets.

Dr. Jon Mogford – Director

Dr. Jon Mogford was appointed to our Board of Directors on February 8, 2017. Dr. Mogford has served in various capacities for the Texas A&M University System (“Texas A&M”). Since May 2013, Dr. Mogford has served as the Vice Chancellor for Research, from August 2012 until April 2013 he served as the Chief Research Officer and from November 2011 until August 2012 he served as Associate Vice Chancellor for Strategic Initiatives at Texas A&M. Prior to joining the Texas A&M in 2011, from February 2010 until October 2011, Dr. Mogford served as Deputy Director of the Defense Sciences Office (DSO) of the Defense Advanced Research Projects Agency (DARPA) in the U.S. Department of Defense. From July 2005 until January 2009, Dr. Mogford served as Program Manager of DSO of DARPA. In addition, since November 2016, Dr. Mogford has served as a member of the board of directors of Medovex Corp. Dr. Mogford is the recipient of the Secretary of Defense Medal for Outstanding Public Service. Dr. Mogford obtained his bachelor’s degree in Zoology from Texas A&M University and doctorate in Medical Physiology from the Texas A&M University Health Science Center, College Station, Texas. His research in vascular physiology continued at the University of Chicago as a Postdoctoral fellow from 1997 until 1998. Dr. Mogford transitioned his research focus to the field of wound healing at Northwestern University, both as a Research Associate and also as a Research Assistant Professor from 1998 until 2003. He then served as a Life Sciences Consultant to DARPA on the Revolutionizing Prosthetics program from December 2003 until June 2005. Dr. Mogford is qualified to serve as a member of the Company’s Board because of his experience and research in regenerative medicine.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth summary information as to compensation paid or accrued during the last two fiscal years ended October 31, 2016 and October 31, 2015. During the last two fiscal years ended October 31, 2016 and October 31, 2015, none of our other executive officers earned compensation in excess of $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)		Option Awards (2) ($)		Non-Equity Incentive Plan Compensation (3)($)	All Other Compensation (4)($)		Total ($)
Barry Honig,	2016	55,385	-0-	451,500	(11)	293,125	(19)	-0-	-0-		800,010
Chief Executive Officer and Co-Chairman of the Board(5)	2015	8,308	-0-	496,000	(12)	-0-		-0-	-0-		504,308
John Stetson	2016	151,385	-0-	451,500	(11)	293,125	(19)	-0-	-0-		896,010
Chief Financial Officer(6)	2015	8,308	-0-	372,000	(13)	14,684	(20)	-0-	-0-		394,992
David Rector	2016	-0-	-0-	42,998	(14)	32,782	(20)	-0-	-0-		75,780
Former Chief Executive Officer(7)	2015	6,708	-0-	116,000	(15)	6,273	(21)	-0-	-0-		128,981
Jesse Sutton	2016	-0-	-0-	-0-				-0-	-0-		-0-
Former Chief Executive Officer(8)	2015	273,646	-0-	15,841	(16)	30,546	(22)	-0-	513,859	(24)	833,892
Michael Vessey	2016	-0-	-0-	-0-		-0-		-0-	-0-		-0-
Former Chief Financial Officer(9)	2015	140,770	-0-	46,560	(17)	14,684	(23)	-0-	305,900	(25)	507,914
Gary Anthony	2016	-0-	-0-	-0-				-0-	-0-		-0-
Former Chief Financial Officer(10)	2015	89,200	30,000	28,000	(18)			-0-	-0-		147,200

26

(1) Represents the aggregate grant date fair value for restricted stock awards granted during fiscal years 2015 and 2016, respectively, computed in accordance with FASB ASC Topic 718. See Note 9 to our consolidated financial statements reported in our Annual Report on Form 10-K for our fiscal year ended October 31, 2016 for details as to the assumptions used to determine the grant date fair value of the restricted stock awards.

(2) Represents the aggregate grant date fair value for option awards granted during fiscal years 2015 and 2016, respectively, computed in accordance with FASB ASC Topic 718. See Note 9 to our consolidated financial statements reported in our Annual Report on Form 10-K for our fiscal year ended October 31, 2016 for details as to the assumptions used to determine the grant date fair value of the option awards.

(3) Represents amounts paid to named executive officers in the applicable year pursuant to the Company’s STI Plan.

(4) Represents health and dental insurance premiums in excess of coverage provided to other employees.

(5) Appointed on September 25, 2015. Resigned as Chief Executive Officer and Chairman on December 1, 2016.

(6) Appointed on September 25, 2015.

(7) Served as Chief Executive Officer from July 27, 2015 until September 25, 2015.

(8) Resigned on July 27, 2015.

(9) Resigned on March 17, 2015.

(10) Served as Chief Accounting Officer from April 1, 2015 to September 25, 2015, prior to this beginning May 2011, he served as the Company’s Corporate Controller.

(11) Represents 87,500 shares at a grant date fair value of $5.16 per common share.

(12) Represents 66,666 shares at a grant date fair value of $7.44 per common share.

(13) Represents 50,000 shares at a grant date fair value of $7.44 per common share.

(14) Represents 8,333 shares at a grant date fair value of $5.16 per common share.

(15) Represents 16,667 shares at a grant date fair value of $6.96 per common share.

(16) Represents 3,882 shares at a grant date fair date value of $4.08 per common share.

(17) Represents 2,588 shares at a grant date fair value of $4.08 per common share and 5,000 shares at a grant date fair value of $7.20 per common share.

(18) Represents 3,333 shares at a grant date fair value of $8.04 per common share.

(19) Represents stock options to purchase 87,500 common shares at an exercise price of $4.80 per common share.

(20) Represents stock options to purchase 8,333 common shares at an exercise price of $4.80 per common share and to purchase 1,916 common shares at an exercise price of $5.22 per common share.

(21) Represents stock options to purchase 1,166 common shares at an exercise price of $8.58 per common share.

(22) Represents stock options to purchase 11,958 shares of Common Stock at an exercise price of $4.08 per common share.

27

(23) Represents stock options to purchase 5,745 common shares at an exercise price of $4.08 per common share.

(24) Represents $13,859 paid for health and dental insurance premiums in excess of coverage provided to other employees as well as $500,000 paid in severance payments paid to Zift Interactive, LLC.

(25) Represents $5,900 paid for health and dental insurance premiums in excess of coverage provided to other employees and $300,000 in severance payments.

Narrative Disclosure to Summary Compensation Table

Incentive Bonus Opportunity

The Compensation Committee has the authority to award incentive bonuses to our executives. The incentive bonus program is based on the Company’s fiscal year performance.

The incentive bonus program is an important component of total cash compensation because it rewards our executives for achieving annual financial and operational goals and emphasizes variable or “at risk” compensation.

On April 19, 2013, the Compensation Committee approved the adoption of a new annual short-term incentive plan for fiscal year 2013 and subsequent years (the “STI Plan”). In 2013, under the STI Plan, each of the named executive officers was eligible to receive an incentive bonus based upon a targeted percentage of his base salary, which was 100% for the Chief Executive Officer and 50% for the Chief Financial Officer. The incentives could be earned based on our performance relative to a mix of strategic objectives, such as (i) growing cash flow from our console business, (ii) expanding our digital games business, measured in terms of revenue, infrastructure and talent acquisitions, business acquisitions, and product pipeline, and (iii) managing to adjusted operating income, cash flow and liquidity goals, eliminating operating losses on certain platforms, and repositioning the Company to invest in growth areas. In addition, in determining the eligibility for bonuses under the plan, the payout level for the strategic objectives was based on the Committee’s discretionary assessment of each officer’s performance relative to the overall mix of objectives. Based on its review of overall performance, the Compensation Committee approved an incentive payout of $150,000 for the Chief Executive Officer and $84,000 for the Chief Financial Officer.

No incentive plan was offered for fiscal year 2016.

Long-Term Incentives

We believe that long-term performance will be enhanced through equity awards that reward our executives and other employees for maximizing Shareholder value over time and that align the interests of our executives and other employees with those of Shareholders. The Compensation Committee believes that the use of equity awards offers the best approach to achieving our compensation goals because equity ownership ties a significant portion of an individual’s compensation to the performance of our stock.

On March 30, 2015, at our 2015 annual meeting, our Shareholders approved the Company’s 2014 Equity Incentive Plan (the “2014 Plan”) and the reservation of 2,250,000 shares of our Common Stock thereunder. On May 10, 2016, at our 2016 annual meeting, our Shareholders approved the Company’s 2016 Equity Incentive Plan (the “2016 Plan” and together with the 2014 Plan, the “Plans”) and the reservation of 4,000,000 shares of our Common Stock thereunder. Awards under the Plans may be granted pursuant to the Plans only to persons who are eligible persons. Under the Plans, “Eligible Person” means any person who is either: (a) an officer (whether or not a director) or employee of the Company or one of its subsidiaries; (b) a director of the Company or one of its subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Company or one of its subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Company or one of its subsidiaries) to the Company or one of its subsidiaries and who is selected to participate in the Plans by the Plan administrator; provided, however, that an Eligible Person may only participate in the Plans if such participation would not adversely affect either the Company’s eligibility to use Form S-8 to register, under the Securities Act, the offering and sale of shares issuable under the Plans by the Company or the Company’s compliance with any other applicable laws.

28

On December 17, 2014, the Company granted restricted stock shares to certain of its executive officers and directors in consideration for their respective roles in the Company. These restricted stock awards, were granted under the Company’s Amended and Restated 2004 Employee, Director and Consultant Incentive plan and were subject to a trigger event that occurred on September 30, 2015, which vested the shares in full.

The shares granted to our officers and directors under these stock awards are as follows:

Name	Shares
Jesse Sutton	3,883
Michael Vesey	2,589
Laurence Aronson	3,883
Stephen Wilson	2,589
Trent Davis	1,079
Mohit Bhansali	1,079
Adam Sultan	2,157

On December 17, 2014, the Company granted options to purchase Common Stock to certain of its executive officers and directors in consideration for their respective roles in the Company. The stock options were granted with an exercise price of $4.08 per share and would fully vest upon a trigger event, which occurred on September 30, 2015, and are exercisable until December 17, 2019. They were granted under the 2014 Plan.

The shares granted to our officers and directors under these stock awards are as follows:

Name	Option Award
Jesse Sutton	11,951
Michael Vesey	5,745
Laurence Aronson	11,951
Stephen Wilson	10,745
Trent Davis	9,339
Mohit Bhansali	9,339
Adam Sultan	2,010

On April 23, 2015, Laurence Aronson, Mohit Bhansali and Trent Davis were each granted options to purchase 1,191 shares of Common Stock with an exercise price of $8.40 per share. These awards were granted pursuant to the 2014 Plan. The options fully vested on October 23, 2015, and they are exercisable until April 23, 2020.

On June 27, 2015, David Rector was granted 16,667 restricted stock units. The vesting on this grant was accelerated on January 12, 2016. These awards were granted under the 2014 Plan.

On July 27, 2015, David Rector was granted options to purchase 1,166 shares of Common Stock with an exercise price of $8.58 per share. These awards were granted under the 2014 Plan.

On September 30, 2015, we entered into Restricted Stock Agreements with certain of our executive officers and directors. The stock awards provide for grants of Common Stock to our officers and directors under the 2014 Plan. The stock awards all vested on December 1, 2016.

The shares of Common Stock granted to our officers and directors under these stock awards are as follows:

Name	Shares
Barry Honig	66,666
John Stetson	50,000
Michael Brauser	66,666
Mohit Bhansali	4,166
Edward Karr	8,333
Andrew Kaplan	8,333

29

On December 18, 2015, we entered into Restricted Stock Agreements with certain of our executive officers and directors. The stock awards provide for grants of Common Stock to our officers and directors under the 2014 Plan. The stock awards all vested on December 1, 2016.

The shares of Common Stock granted to our officers and directors under these stock awards are as follows:

Name	Shares
Michael Beeghley	8,333

Additionally, on December 18, 2015, Michael Brauser, Andrew Kaplan, Edward Karr, and Michael Beeghley were granted option to purchase 1,587 stock shares of Common Stock with an exercise price of $6.30 per share. These options fully vested six months from the grant date.

On June 1, 2016, Michael Brauser, Michael Beeghley, Andrew Kaplan, Edward Karr, Mohit Bhansali and David Rector were granted options to purchase 1,915 shares of Common Stock at an exercise price of $5.22 per share which options vested in full six months from the date of grant.

On December 1, 2016, the Company granted options with an exercise price of $3.15 per share to the individuals listed below pursuant to the 2017 Plan.

Name and Position	Number of Options
Denver Lough Chief Executive Officer, Chief Scientific Officer and Chairman	1,000,000
Edward Swanson Chief Operating Officer and director	846,000

On December 7, 2016, the Company granted options with an exercise price of $3.12 per share to the individuals listed below pursuant to the 2017 Plan.

Name and Position	Number of Options
Michael Neumeister
Chief Medical Officer	141,000
Jeff Dyer Director	141,000
Matthew Swanson	141,000
Stephen Milner	50,000
Anthony Blum Laboratory Manager	10,000
Nicholas Baetz	50,000
Devin Miller Director of Translational Medicine and Regulatory Strategy	75,000
Christine Hashimoto	10,000
Mary Dyer Lough Clinical Research Coordinator	10,000

30

On February 8, 2017, the Company granted options with an exercise price of $4.72 per share to the individuals listed below pursuant to the 2017 Plan.

Name and Position	Number of Options
Steve Gorlin Director	50,000
Jon Mogford Director	50,000

On December 1, 2016, the Company granted restricted stock awards to the individuals listed below pursuant to the 2017 Plan.

Name and Position	Number of Restricted Stock Awards
Barry Honig Former Chief Executive Officer and Chairman	125,000
John Stetson Chief Financial Officer and Director	175,000
Michael Brauser Former Director	75,000
Michael Beeghley Director	15,000
Andrew Kaplan Former Director	15,000
Edward Karr Former Director	15,000
Mohit Bhansali Former Director	15,000
David Rector Former Director	15,000
Steve Gorlin Director	50,000
Jon Mogford Director	50,000

Employment and Separation Agreements

During 2015 and 2016, we had employment agreements with each of the named executive officers.

Denver Lough’s Employment Agreement

On December 1, 2016, the Company entered into an employment agreement with Dr. Denver Lough (the “Lough Employment Agreement”). Pursuant to the terms of the Lough Employment Agreement, Dr. Lough will serve as Chairman of the Board and as Chief Executive Officer and Chief Scientific Officer of the Company for a term of one year which shall be automatically renewed for successive one year periods thereafter unless earlier terminated. Pursuant to the Lough Employment Agreement, the Company shall pay Dr. Lough (i) a one-time signing bonus of $100,000, (ii) an annual base salary of $350,000, (iii) an annual discretionary bonus, as determined by the Board, in an amount up to 100% of Dr. Lough’s then current base salary and (iv) 10 year options (the “Lough Options”) to purchase up to 1,000,000 shares of the Company’s Common Stock at an exercise price of $3.15 per share (equal to 100% of the market price as defined by NASDAQ (“Fair Market Value”)) which Options shall vest in 24 equal installments commencing on the one month anniversary of the Lough Employment Agreement. The Lough Options were granted pursuant to the Company’s 2017 Plan.

31

Edward Swanson’s Employment Agreement

On December 1, 2016, the Company entered into an employment agreement with Edward Swanson (the “Swanson Employment Agreement”). Pursuant to the terms of the Swanson Employment Agreement, Dr. Swanson will serve as Chief Operating Officer of the Company for a term of one year which shall be automatically renewed for successive one year periods thereafter unless earlier terminated. Pursuant to the Swanson Agreement, the Company shall pay Dr. Swanson (i) a one-time signing bonus of $100,000, (ii) an annual base salary of $300,000, (iii) an annual discretionary bonus, as determined by the Board, in an amount up to 100% of Dr. Swanson’s then current base salary and (iv) 10 year options (the “Swanson Options”) to purchase up to 846,000 shares of the Company’s Common Stock pursuant to the 2017 Plan at Fair Market Value which Swanson Options shall vest in 24 equal installments commencing on the one month anniversary of the Swanson Employment Agreement.

Jesse Sutton’s Employment Agreement and Separation Agreement

Mr. Sutton’s employment agreement provided for an annual base salary of $363,000 and a discretionary bonus of up to 100% of his base salary. On July 27, 2015, Mr. Sutton resigned from his position as Chief Executive Officer of the Company and the Company entered into a separation agreement with Mr. Sutton (the “Sutton Separation Agreement”). Pursuant to the terms of the Sutton Separation Agreement, for a period of 24 months following Mr. Sutton’s resignation, Mr. Sutton will provide consulting and support services (the “Services”) to the Company’s Download Business (as defined in the Separation Agreement). In addition, Mr. Sutton is expected to receive a severance payment, which will include 50% of the Net Monthly Revenues (as defined in the Sutton Separation Agreement) generated by the Company from the Download Business (as defined in the Sutton Separation Agreement), but in no event more than $10,000 per month; provided that Mr. Sutton is still providing the Services. In addition, the Company continued its contributions towards Mr. Sutton’s health care benefits until the earlier of (i) 12 months following Mr. Sutton’s resignation or (ii) until Mr. Sutton becomes covered by an equivalent benefit. Lastly, Mr. Sutton shall has 18 months from his date of resignation to exercise any previously issued stock options, except that the original expiration date of any such options shall not be extended.

Michael Vesey’s Employment Agreement and Separation Agreement

Mr. Vesey’s employment agreement provided for an annual base salary of $300,000 and an annual cash bonus to be determined in the sole discretion of the Company. On February 17, 2015, Mr. Vesey entered into a separation agreement (the “Vesey Separation Agreement”) with the Company pursuant to which Mr. Vesey resigned as the Company’s Chief Financial Officer effective March 17, 2015. Pursuant to the Vesey Separation Agreement, Mr. Vesey provided general business and consulting services to the Company to assist in transitional needs and activities of the Company for a period of six months following his resignation. In addition, upon his resignation and in addition to the other benefits as outlined his employment agreement, Mr. Vesey received a lump sum payment of $200,000 and an additional payment of $100,000 thereafter payable in six equal monthly installments. Moreover, the Company agreed to vest all of Mr. Vesey’s previously unvested securities, other than securities granted pursuant to the Company’s 2014 Plan and, in consideration for Mr. Vesey’s consulting services, the Company granted Mr. Vesey 5,000 shares of restricted Common Stock under the 2014 Plan.

Barry Honig’s Employment Agreement

Mr. Honig’s employment agreement provides for an annual base salary of $120,000 and a discretionary bonus to be determined by the Compensation Committee. Pursuant to the terms of the employment agreement, Mr. Honig would be entitled to certain payments and benefits if the Company terminated the executive’s employment without “cause” or the executive terminated his employment for “good reason”. Benefits are also provided if the executive is terminated in connection with a change in control. The benefit levels under the employment agreement generally include continued payment of base salary, a bonus for the year of termination, accelerated vesting of equity awards and continued welfare benefits, and are described in more detail under the “Potential Payments Upon Termination or Change-In-Control” below. Mr. Honig resigned as Chief Executive Officer on December 1, 2016.

32

John Stetson’s Employment Agreement

Mr. Stetson’s employment agreement provides for an annual base salary of $120,000 and a discretionary bonus to be determined by the Compensation Committee. Pursuant to the terms of the employment agreement, Mr. Stetson would be entitled to certain payments and benefits if the Company terminated the executive’s employment without “cause” or the executive terminated his employment for “good reason”. Benefits are also provided if the executive is terminated in connection with a change in control. The benefit levels under the employment agreements generally include continued payment of base salary, a bonus for the year of termination, accelerated vesting of equity awards and continued welfare benefits, and are described in more detail under the “Potential Payments Upon Termination or Change-In-Control” below.

Potential Payments Upon Termination or Change-In-Control

We have entered into agreements that require us to make payments and/or provide benefits to certain of our executive officers, including Mr. Honig and Mr. Stetson, in the event of a termination of employment or a change of control. The following summarizes the potential payments to each named executive officer for which we have entered into such an agreement assuming that one of the events identified below occurs.

Dr. Denver Lough, Chief Executive Officer and Chief Scientific Officer

If Dr. Lough terminates the Lough Employment Agreement for Good Reason (as defined in the Lough Employment Agreement) or a Change of Control (as defined in the Lough Employment Agreement) or the Company terminates the Lough Employment Agreement without Cause (as defined in the Lough Employment Agreement), then Dr. Lough shall be entitled to receive (i) the sum of his then base salary from the date of termination, (ii) reasonable expenses incurred by Dr. Lough in connection with the performance of his duties, (iii) accrued but unused vacation time through the date of termination, (iv) the sum of this then annual bonus and (v) all Share Awards (as defined in the Lough Employment Agreement) earned and vested prior to the date of termination. In addition, Dr. Lough shall have the right to Participation Payments (as defined in the Lough Employment Agreement) from commercial transactions associated with the Patents (as defined in the Lough Employment Agreement) and intellectual property rights associated with such Patents. If the Company terminates the Lough Employment Agreement for Cause, the Company will have no further obligations or liability to Dr. Lough except for the obligation to (i) pay Dr. Lough his then annual salary through the date of termination, (ii) unpaid annual bonus pursuant to the terms of the Lough Employment Agreement, (iii) reasonable expenses incurred by Dr. Lough in connection with the performance of his duties and (v) accrued but unused vacation time through the date of termination.

Dr. Swanson, Chief Operating Officer

If Dr. Swanson terminates the Swanson Employment Agreement for Good Reason (as defined in the Swanson Employment Agreement) or a Change of Control (as defined in the Swanson Employment Agreement) or the Company terminates the Swanson Employment Agreement without Cause(as defined in the Swanson Employment Agreement), then Dr. Swanson shall be entitled to receive (i) the sum of his then base salary from the date of termination, (ii) reasonable expenses incurred by Dr. Swanson in connection with the performance of his duties, (iii) accrued but unused vacation time through the date of termination, (iv) the sum of this then annual bonus and (v) all Share Awards (as defined in the Swanson Employment Agreement) earned and vested prior to the date of termination. If the Company terminates the Swanson Employment Agreement for Cause, the Company will have no further obligations or liability to Dr. Swanson except for the obligation to (i) pay Dr. Swanson his then annual salary through the date of termination, (ii) unpaid annual bonus pursuant to the terms of the Swanson Employment Agreement, (iii) reasonable expenses incurred by Dr. Swanson in connection with the performance of his duties and (v) accrued but unused vacation time through the date of termination.

33

Mr. John Stetson, Chief Financial Officer

Pursuant to his employment agreement, if the Company terminates Mr. Stetson’s employment without “cause” (as such term is defined Mr. Stetson’s employment agreement) or Mr. Stetson resigns for “good reason” or following a “Change of Control” (as such terms are defined in Mr. Stetson’s employment agreement), he will receive severance benefits from the Company, including a cash amount equal to 100% of Mr. Stetson’s base salary, annual bonus and share awards during the preceding year.

Mr. Barry Honig, Former Chief Executive Officer

Pursuant to his employment agreement, if the Company terminates Mr. Honig’s employment without “cause” (as such term is defined in Mr. Honig’s employment agreement) or Mr. Honig resigns for “good reason” or following a “Change of Control” (as such terms are defined in Mr. Honig’s employment agreement), he will receive severance benefits from the Company, including a cash amount equal to 100% of Mr. Honig’s base salary, annual bonus and share awards during the preceding year. Mr. Honig resigned as Chief Executive Officer on December 1, 2016.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended October 31, 2016, to each of the executive officers named in the Summary Compensation Table.

					Option Awards		Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Michael Brauser	1,587	(2)	—		$6.30	December 18, 2020	66,666	(6)	$238,664
	43,750	(3)	43,750	(3)	$4.80	April 24, 2026	43,750	(7)	$156,625
	—		1,916	(4)	$5.22	June 1, 2021	—		$—
Barry Honig	43,750	(3)	43,750	(3)	$4.80	April 24, 2026	66,666	(6)	$238,664
	—		—		—	—	43,750	(7)	$156,625
John Stetson	43,750	(3)	43,750	(3)	$4.80	April 24, 2026	50,000	(6)	$179,000
	—		—		—	—	43,750	(7)	$156,625
David Rector	1,166	(5)	—		$8.58	July 27, 2020	4,167	(7)	$14,918
	4,167	(3)	4,166	(3)	$4.80	April 24, 2026	—		$—
	—		1,916	(3)	$5.22	June 1, 2021	—		$—
Michael Beeghley	1,587	(5)	—		$6.30	December 18, 2020	8,333	(6)	$29,832
	2,604	(3)	2,604	(3)	$4.80	April 24, 2026	2,604	(7)	$9,322
	—		1,916	(4)	$5.22	June 1, 2021	—		$—
Andrew Kaplan	1,587	(5)	—		$6.30	December 18, 2020	8,333	(6)	$29,832
	3,646	(3)	3,646	(3)	$4.80	April 24, 2026	3,646	(7)	$13,053
	—		1,916	(4)	$5.22	June 1, 2021	—		$—
Mohit Bhansali	12,500	(3)	12,500	(3)	$4.80	April 24, 2026	4,166	(6)	$14,914
	—		1,916	(4)	$5.22	June 1, 2021	12,500	(7)	$44,750
Edward Karr	1,587	(2)	—		$6.30	December 18, 2020	8,333	(6)	$29,832
	8,334	(3)	8,333	(3)	$4.80	April 24, 2026	8,334	(7)	$29,836
	—		1,916	(4)	$5.22	June 1, 2021	—		$—

(1)	Market value based on closing stock price of $1.22 on October 31, 2016.

(2)	Option was exercisable 6 months following the grant date of December 18, 2015.

34

(3)	Option was 50% exercisable on May 10, 2016 and 50% exercisable upon the occurrence of a performance condition.

(4)	Option was exercisable on November 30, 2016.

(5)	Option was exercisable on January 27, 2016.

(6)	Vests at the end of each calendar month, at a rate of 1/24 of such shares per month.

(7)	Stock grant was 50% vested on May 10, 2016 and amount represents the 50% vested upon the occurrence of a performance condition.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended October 31, 2016 to each of our directors, current and former.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)		Option Awards ($) (2)		All Other Compensation ($)	Total ($)
Barry Honig (16)	$-	$451,500	(3)	$293,125	(9)	$-	$744,625
Michael Brauser (17)	$6,200	$451,500	(3)	$297,992	(10)	$-	$755,692
Mohit Bhansali (18)	$900	$129,000	(4)	$172,367	(11)	$-	$302,267
Edward Karr (19)	$6,500	$86,002	(5)	$60,701	(12)	$-	$153,203
Andrew Kaplan (20)	$6,500	$37,627	(6)	$29,295	(13)	$-	$73,422
Michael Beeghley	$6,500	$26,873	(7)	$22,313	(14)	$-	$55,686
David Rector (21)	$900	$42,998	(9)	$32,782	(15)	$-	$76,680

(1) Represents the aggregate grant date fair value for stock awards granted by us in fiscal year 2016 computed in accordance with FASB ASC Topic 718. See Note 9 to our consolidated financial statements reported in our Annual Report on Form 10-K for fiscal year ended October 31, 2016 for details as to the assumptions used to determine the fair value of the stock awards.

(2) Represents the aggregate grant date fair value for options granted by us in fiscal year 2016 computed in accordance with FASB ASC Topic 718. See Note 9 to our consolidated financial statements reported in our Annual Report on Form 10-K for fiscal year ended October 31, 2016 for details as to the assumptions used to determine the fair value of the option awards.

(3) Represents 87,500 shares at a grant date fair value of $5.16 per common share.

(4) Represents 25,000 shares at a grant date fair value of $5.16 per common share.

(5) Represents 16,667 shares at a grant date fair value of $5.16 per common share.

(6) Represents 7,292 shares at a grant date fair value of $5.16 per common share.

(7) Represents 5,208 shares at a grant date fair value of $5.16 per common share.

(8) Represents 8,333 shares at a grant date fair value of $5.16 per common share.

(9) Represents stock options to purchase 87,500 common shares at an exercise price of $4.80 per common share.

(10) Represents stock options to purchase 87,500 common shares at an exercise price of $4.80 per common share and to purchase 1,916 common shares at an exercise price of $5.22 per common share.

35

(11) Represents stock options to purchase 25,000 common shares at an exercise price of $4.80 per common share and to purchase 1,916 common shares at an exercise price of $5.22 per common share.

(12) Represents stock options to purchase 16,667 common shares at an exercise price of $4.80 per common share and to purchase 1,916 common shares at an exercise price of $5.22 per common share.

(13) Represents stock options to purchase 7,292 common shares at an exercise price of $4.80 per common share and to purchase 1,916 common shares at an exercise price of $5.22 per common share.

(14) Represents stock options to purchase 5,208 common shares at an exercise price of $4.80 per common share and to purchase 1,916 common shares at an exercise price of $5.22 per common share.

(15) Represents stock options to purchase 8,333 common shares at an exercise price of $4.80 per common share and to purchase 1,916 common shares at an exercise price of $5.22 per common share.

(16) Resigned as Co-Chairman on December 1, 2016 but remained a director of the Company until February 8, 2017.

(17) Resigned as Co-Chairman on December 1, 2016 but remained a director of the Company until February 8, 2017.

(18) Resigned on March 2, 2017.

(19) Resigned on December 1, 2016.

(20) Resigned on December 1, 2016.

(21) Resigned on December 1, 2016.

Name	Number of Stock Options Held at Fiscal Year-End		Number of Shares of Restricted Stock Held at Fiscal Year-End
Michael Brauser (7)	1,587	(1)	66,666	(5)
	87,500	(2)	43,750	(6)
	1,916	(3)
Barry Honig (8)	87,500	(2)	66,666	(5)
			43,750	(6)
John Stetson (9)	87,500	(2)	50,000	(5)
			43,750	(6)
David Rector (10)	1,166	(4)	4,167	(6)
	8,333	(2)
	1,916	(3)
Michael Beeghley	1,587	(1)	8,333	(5)
	5,208	(2)	2,604	(6)
	1,916	(3)
Andrew Kaplan (11)	1,587	(1)	8,333	(5)
	7,292	(2)	3,646	(6)
	1,916	(3)
Mohit Bhansali (12)	25,000	(2)	4,166	(5)
	1,916	(3)	12,500	(6)
Edward Karr (13)	1,587	(1)	8,333	(5)
	16,667	(2)	8,334	(6)
	1,916	(3)

36

(1)	Option has an exercise price of $6.30 per share and was exercisable 6 months following the grant date of December 18, 2015.

(2)	Option has an exercise price of $4.80 per share and was 50% exercisable on May 10, 2016 and 50% exercisable upon the occurrence of a performance condition.

(3)	Option has an exercise price of $5.22 per share and was exercisable on November 30, 2016.

(4)	Option has an exercise price of $8.58 per share and was exercisable on January 27, 2016.

(5)	Vests at the end of each calendar month, at a rate of 1/24 of such shares per month, starting on the grant date of September 30, 2015.

(6)	Stock grant was 50% vested on May 10, 2016 and amount represents the 50% vested upon the occurrence of a performance condition.

(7)	Resigned as Co-Chairman on December 1, 2016 but remained a director of the Company until February 8, 2017

(8)	Resigned as Co-Chairman on December 1, 2016 but remained a director of the Company until February 8, 2017

(9)	Appointed on December 1, 2016.

(10)	Resigned on December 1, 2016.

(11)	Resigned on December 1, 2016.

(12)	Resigned on March 2, 2017.

(13)	Resigned on December 1, 2016.

Director Compensation Policy

During the fiscal year ended October 31, 2016, our directors were compensated in accordance with the following terms. Each non-employee director received an annual cash retainer of $5,000, other than the Chair of the Company’s Audit Committee, who received $6,000. In addition, the Chairman of the Board received an additional annual cash retainer of $10,000.

Each non-employee director was also entitled to receive 5-year options to purchase shares of the Company’s Common Stock valued at $10,000, calculated by dividing $10,000 by the closing stock price on the date the award was granted. The options vest in full six months after the grant date, provided the applicable director is still serving on the Board.

Each non-employee director was entitled to a fee of $2,500 for each Board meeting at which the director was present in person, and each member of our Board committees was entitled to a fee of $800 for each committee meeting at which the director was present in person. Each non-employee director was entitled to a fee of $300 for each teleconference called by either the Chairman of the Board, the President of the Company or the Chairman of a Board committee.

37

REPORT OF AUDIT COMMITTEE

The current members of the Audit Committee are Messrs. Gorlin, Dyer and Beeghley.

The Audit Committee of the Board, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934 and the rules of the Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is available on our website at www.polarityte.com. The Audit Committee is responsible for selecting, retaining and determining the compensation of our independent public accountant, approving the services they will perform, and reviewing the performance of the independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K and our quarterly financial statements on Forms 10-Q. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2016, the Audit Committee took the following actions:

●	reviewed and discussed the audited financial statements for the fiscal year ended October 31, 2016 with management and EisnerAmper LLP (“EisnerAmper”), our independent public accountant;

●	discussed with EisnerAmper the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

●	received written disclosures and the letter from EisnerAmper regarding its independence as required by applicable requirements of the PCAOB regarding EisnerAmper’s communications with the Audit Committee and the Audit Committee further discussed with EisnerAmper its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and EisnerAmper, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2016 for filing with the SEC.

THE AUDIT COMMITTEE:
Jeff Dyer (Chair)
Steve Gorlin
Michael Beeghley

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF TWO DIRECTORS AS CLASS I DIRECTORS

Currently, the Company’s Restated Certificate of Incorporation (the “Charter”) divides Board members into three classes. One class is elected at each Annual Meeting of Shareholders, to hold office for a term beginning on the date of the election and ending on the date of the third Annual Meeting of Shareholders following the beginning of the term. The slate of three Class III director nominees to be elected at this Annual Meeting is provided for in Proposal 1. These nominees are being nominated as Class III directors after previously serving as Class I or Class II directors.

The Board recognizes that a classified structure offers several advantages, such as promoting board continuity and stability, encouraging directors to take a long-term perspective, and ensuring that a majority of the Board will always have prior experience with the Company, especially in light of an increasingly complex and changing regulatory environment. Additionally, classified boards may motivate potential acquirers seeking control to initiate arms-length discussions with the Board, rather than engaging in unsolicited or coercive takeover tactics, since potential acquirers are unable to replace the entire Board in a single election, thereby better enabling the Board to maximize Shareholder value and to ensure the equal and fair treatment of Shareholders.

38

Therefore, after careful consideration, the Board has determined that it would be in the best interests of the Company and the Shareholders to appoint Jeff Dyer (previously a Class III Director) and Jon Mogford (previously a Class III Director) as Class I Directors in order to replace those directors now being nominated as Class III directors pursuant to Proposal 1. This will allow the Board to remain appropriately distributed and classified, with each class of directors serving a term of three years. The term of the Class I directors to be appointed by the Board, if this Proposal 2 is approved, will expire on the date of the 2018 Annual Meeting of Shareholders.

The biographies of Mr. Dyer and Dr. Mogford and the make-up of the Board upon approval of both Proposal 1 and this Proposal 2 can be found above under the heading “Directors.”

Notwithstanding the foregoing, in all cases, each director will hold office until his or her successor is duly elected, or until his or her earlier resignation or removal.

No Appraisal Rights

Under the Delaware General Corporation Law, our Shareholders are not entitled to appraisal rights with respect to the approval of the ratification of the appointment of two directors as Class I Directors, and we will not independently provide our Shareholders with any such rights.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the ratification of the appointment of two directors as Class I Directors. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR the ratification of the appointment of tWO directors as Class I Directors.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING OCTOBER 31, 2017

The Audit Committee has appointed EisnerAmper LLP (“EisnerAmper”), independent public accountant, to audit our financial statements for the fiscal year ending October 31, 2017. The Board proposes that the Shareholders ratify this appointment. We expect that representatives of EisnerAmper will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

The following table sets forth the fees billed by EisnerAmper for each of our last two fiscal years for the categories of services indicated.

	2016	2015
Audit Fees	$157,850	$139,900
Audit Related Fees	--	11,300
Tax Fees	--	--
Other Fees	--	--
Total Fees	$157,850	$151,200

39

Audit Fees

Consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

Audit Committee Pre-Approval Policy

The Audit Committee is required to pre-approve the engagement of EisnerAmper to perform audit and other services for the Company. Our procedures for the pre-approval by the Audit Committee of all services provided by EisnerAmper comply with SEC regulations regarding pre-approval of services. Services subject to these SEC requirements include audit services, audit-related services, tax services and other services. The audit engagement is specifically approved and the auditors are retained by the Audit Committee. The Audit Committee also has adopted policies and procedures for pre-approving all non-audit work performed by EisnerAmper. The Audit Committee pre-approved all audit, audit-related, tax and other services provided by EisnerAmper for the two most recently completed fiscal years.

We understand the need for EisnerAmper to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of EisnerAmper, the Audit Committee has restricted the non-audit services that EisnerAmper may provide to us primarily to tax services.

Representatives of EisnerAmper are expected to be present at the Annual Meeting either in person or telephonically. They will have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

No Appraisal Rights

Under the Delaware General Corporation Law, our Shareholders are not entitled to appraisal rights with respect to our proposed ratification of the appointment of EisnerAmper as our independent public accountant, and we will not independently provide our Shareholders with any such rights.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our Shareholders to appoint the Company’s independent accountant. However, if our Shareholders do not ratify the appointment of EisnerAmper LLP as the Company’s independent public accountant for the fiscal year ending October 31, 2017, the Audit Committee of the Board may reconsider its appointment.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS INDEPENDENT PUBLIC ACCOUNTANT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

40

PROPOSAL NO. 4

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires the Company’s Shareholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in the Summary Compensation Table (the “Named Executive Officers”). The Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s Shareholders. This advisory Shareholders vote, commonly referred to as a “say-on-pay vote,” gives you as a shareholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the Shareholders of the Company approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2017 Proxy Statement, as such compensation is disclosed in the Company’s 2017 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the shareholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 4 will not be construed: (1) as overruling any decision by the Board of Directors, any board committee or the Company relating to the compensation of the Named Executive Officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any board committee or the Company.

Vote Required

The advisory vote to approve the compensation of our executive officers will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board values the opinions of our Shareholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTED OFFICER, AS STATED IN THE ABOVE NON-BINDING RESOLUTION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 5

ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE

ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In addition to holding a Say-on-Pay advisory vote, we are seeking an advisory, non-binding vote regarding the frequency of future advisory Say-on-Pay votes in accordance with the SEC’s proxy rules, known as a “Say-on-Pay Frequency” advisory vote.

41

Shareholders will be able to vote that we hold this Say-on-Pay advisory vote every year, two years, or three years, or Shareholders may abstain from voting on this proposal.

After due consideration, the Board has decided to recommend that this Say-on-Pay advisory vote on executive compensation occur annually. While there are valid arguments for biennial and triennial votes, we believe that an annual vote will allow our Shareholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year and will be most useful to the Board. The Board’s decision was based further on the premise that this recommendation could be modified in future years if it becomes apparent that an annual vote is not meaningful, is burdensome or is more frequent than that recommended by best corporate governance practices.

The frequency (one year, two years or three years) that receives the highest number of votes cast by the Shareholders will be deemed the frequency for the advisory Say-on-Pay vote preferred by the Shareholders. Because your vote is advisory, the results will not be binding upon the Company. Although not binding, the Board values the opinions of our Shareholders and will review and consider the outcome of the vote, along with other relevant factors, in evaluating the frequency of future advisory votes on executive compensation.

Vote Required

The frequency (one year, two years or three years) that receives the highest number of votes cast by the Shareholders will be deemed the frequency for the advisory Say-on-Pay vote preferred by the Shareholders. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board values the opinions of our Shareholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE OPTION OF ONE YEAR AS YOUR PREFERENCE FOR THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 6

APPROVAL OF an amendment to the Company’s 2017 Equity Incentive Plan to increase THE reservation of Common Stock for issuance thereunder from to 7,300,000 shares from 3,450,000 shares

The Company’s 2017 Equity Incentive Plan (the “EIP”) was approved by our Board and by our Shareholders and went into effect as of March 10, 2017. On July 27, 2017, the Board approved an amendment (the “Amendment”) to the EIP to increase the number of shares available for issuance thereunder to 7,300,000 from 3,450,000 in support of the Company’s growth and desire to attract and retain qualified individuals for management and other positions. The Board is recommending and submitting the Amendment to our Shareholders for approval.

We are seeking Shareholder approval of the Amendment to increase the number of shares issuable pursuant to the EIP to 7,300,000 from 3,450,000. In determining the amount of the increase contemplated by the proposed Amendment to the EIP, the Board has taken into consideration the desire to continue to retain the flexibility to offer incentives to our officers, directors, consultants and others. Upon Shareholder approval, an additional 3,850,000 shares of Common Stock will be available for issuance under the EIP.

Reasons for the Proposed Amendment

The purpose of this increase is to continue to be able to attract, retain and motivate executive officers and other employees, non-employee directors and certain consultants. Upon Shareholder approval of the Amendment, additional shares of Common Stock will be reserved for issuance under the EIP, which will enable us to continue to grant equity awards to our officers, employees, consultants and non-employee directors at levels determined by the Board to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving its business objectives and thereby creating greater value for all our Shareholders. Furthermore, we believe that equity compensation aligns the interests of our management and other employees with the interests of our other Shareholders. Equity awards are a key component of our incentive compensation program. We believe that option grants have been critical in attracting and retaining talented employees and officers, aligning their interests with those of Shareholders, and focusing key employees on our long-term growth. We anticipate that option grants and other forms of equity awards such as restricted stock awards may become an increasing component in similarly motivating our consultants. Approval of the Amendment will permit us to continue to use stock-based compensation to align Shareholder and employee interests and to motivate employees and others providing services to us or any subsidiary.

42

Description of Our Equity Incentive Plan

Set forth below is a summary of the EIP, but this summary is qualified in its entirety by reference to the full text of the EIP, a copy of which can be found as Appendix A to our Definitive Proxy Statement for the Special Meeting of Shareholders held March 10, 2017, filed with the SEC on February 24, 2017.

Shares Available

The EIP currently authorizes the issuance of 3,450,000 shares of common stock. As of the Record Date, awards covering an aggregate of [●] shares were granted under the EIP and [●] shares were available for future awards under the EIP.

Administration

The EIP is administered by the Board or by one or more committees of directors appointed by the Board (the “Administrator”). The Board may delegate different levels of authority to different committees with administrative and grant authority under the EIP. Any committee delegated administrative authority under the EIP may further delegate its authority under the Plan to another committee of directors, and any such delegate shall be deemed to be an Administrator of the EIP. The Administrator comprised solely of directors may also delegate, to the extent permitted by Section 157 of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Company, its powers under this Plan (a) to designate Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. It is anticipated that the Administrator (either generally or with respect to specific transactions) will be constituted so as to comply, as necessary or desirable, with the requirements of Code Section 162(m) and Rule 16b-3 promulgated under the Exchange Act.

Eligibility

Awards may be granted pursuant to the EIP only to persons who are eligible persons. Under the EIP, “Eligible Person” means any person who is either: (a) an officer (whether or not a director) or employee of the Company or one of its subsidiaries; (b) a director of the Company or one of its subsidiaries; or (c) a consultant who renders bona fide services to the Company or one of its subsidiaries; provided, however, that ISOs may be granted only to employees.

Awards

The EIP permits the grant of: (a) stock options, which may be intended as ISOs or as nonqualified stock options (options not meeting the requirements to qualify as ISOs); (b) stock appreciation rights (“SARs”); (c) restricted stock; (d) restricted stock units (“RSUs”); (e) cash incentive awards; or (f) other awards, including: (i) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the common stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (ii) any similar securities with a value derived from the value of or related to the common stock and/or returns thereon.

43

Consideration for Awards

The purchase price for any award granted under the EIP or the common stock to be delivered pursuant to any such award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

●	services rendered by the recipient of such award;

●	cash, check payable to the order of the Company, or electronic funds transfer;

●	notice and third party payment in such manner as may be authorized by the Administrator;

●	the delivery of previously owned and fully vested shares of common stock;

●	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

●	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the EIP transactions is based upon federal income tax laws in effect as of August 30, 2017. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified Stock Options. The grant of a nonqualified stock option under the EIP will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of Common stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

Incentive Options. The grant of an ISO under the EIP will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

44

The “spread” under an ISO—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock. Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss treatment depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving restricted stock awards may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.

Other Awards. Other awards (such as restricted stock units) are generally treated as ordinary compensation income as and when common stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) of the Internal Revenue Code. Under Code Section 162(m), no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” A “covered employee” is the Company’s chief executive officer and the next three most highly compensated executive officers of the Company other than the chief financial officer. An exception to this rule applies to “qualified performance based compensation,” which generally includes stock options and stock appreciation rights granted under a shareholder approved plan, and other forms of equity incentives, the vesting or payment of which is contingent upon the satisfaction of certain shareholder approved performance goals. The Company intends that the EIP allow for the grant of options and stock appreciation rights that may be treated as “qualified performance based compensation” that is exempt from the limitations of Code Section 162(m), and for the grant of other performance-based awards that may be treated as “qualified performance based compensation,” but it makes no assurance that either such type of award will be so treated.

New Plan Benefits

SEC rules require us to disclose any amounts that we currently are able to determine will be allocated to our named executive officers, directors and other employees following approval of the Amendment to the EIP. Set forth below is information on grants under the 3,850,000 shares to be added to the EIP pursuant to the Amendment to the named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees who are not executive officers as a group. Awards granted under the 2017 Plan will not vest prior to shareholder approval of the Amendment to the EIP.

Name and Position	Number of Options	Number of RSUs
Jennifer Burdman Chief Intellectual Property Officer	90,000	10,000
Carrie Harrison
Director of Research and Development Laboratory Operations	20,000	-
Joseph Harrison
Director of Information Technology	20,000	-

No Appraisal Rights

Under the Delaware General Corporation Law, our Shareholders are not entitled to appraisal rights with respect to the approval of the amendment to the Company’s 2017 Equity Incentive Plan to increase the reservation of Common Stock for issuance thereunder to 7,300,000 shares from 3,450,000 shares, and we will not independently provide our Shareholders with any such rights.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the amendment to the Company’s 2017 Equity Incentive Plan to increase the reservation of Common Stock for issuance thereunder to 7,300,000 shares from 3,450,000 shares. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR an amendment to the Company’s 2017 Equity Incentive Plan to increase THE reservation of Common Stock for issuance thereunder to 7,300,000 shares from 3,450,000 shares.

PROPOSAL NO. 7

Authorization of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d)

Our Common Stock is listed on The Nasdaq Capital Market under the symbol “COOL.” Nasdaq Marketplace Rule 5635(d) requires us to obtain Shareholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of Common Stock (and/or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock outstanding before the issuance. Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Nasdaq Marketplace Rule 5635(d), we are seeking Shareholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal 7 to our Shareholders for their approval of the potential issuance of shares of our Common Stock, or securities convertible into our Common Stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

●	The aggregate number of shares issued in the offerings will not exceed 2 million shares of our Common Stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock);

●	The total aggregate consideration will not exceed $100 million;

●	The maximum discount at which securities will be offered (which may consist of a share of Common Stock and a warrant for the issuance of up to an additional share of Common Stock) will be equivalent to a discount of 20% below the market price of our Common Stock at the time of issuance in recognition of the limited public float of our traded Common Stock and historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict. For example, the range of high and low closing prices for our Common Stock, for the period from [●], 2016 through [●], 2017 was $[●] and $[●], respectively;

46

●	Such offerings will occur, if at all, on or before [●], 2018; and

●	Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its Shareholders, not inconsistent with the foregoing.

The issuance of shares of our Common Stock, or other securities convertible into shares of our Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing Shareholder’s proportionate ownership in our Common Stock. The Shareholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.

The issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 2 million shares of Common Stock in the aggregate pursuant to the authority requested from Shareholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our Common Stock. This would concentrate voting power in the hands of a few Shareholders who could exercise greater influence on our operations or the outcome of matters put to a vote of Shareholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $100 million. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

No Appraisal Rights

Under the Delaware General Corporation Law, our Shareholders are not entitled to appraisal rights with respect to the approval of the authorization of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the authorization of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d). Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR the approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

47

POLARITYTE, INC.

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

VOTE BY INTERNET - proxyvote.equitystock.com

Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on October 17, 2017. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX

Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services.

CONTROL#

90.00 SHARES

KEEP THIS PORTION FOR YOUR RECORDS

- -

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

POLARITYTE, INC.

CONTROL#

The Board of Directors recommends a vote "FOR" Proposals 1 through 8

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

	For	Against	Abstain	
1. Election of Class III Directors				
1a. Denver Lough	☐	☐	☐	
1b. Ned Swanson	☐	☐	☐	
1c. John Stetson	☐	☐	☐	
2. To ratify the appointment of two directors as Class I Directors.	☐	☐	☐	
3. The ratification of the appointment of EisnerAmper LLP to serve as the Company's as the independent registered public accounting firm for fiscal year ending October 31, 2017.	☐	☐	☐	
4. To advise the Company as to whether you approve the compensation of the named executive officers.	☐	☐	☐	
	1 year	**2 years**	**3 years**	**Abstain**
5. To advise the Company as to whether you prefer to advise the Company on the compensation of the named executive officers every year, every two years or every three years.	☐	☐	☐	☐
	For	**Against**	**Abstain**	
6. To approve an amendment to the Company's 2017 Equity Incentive Plan to increase the reservation of common stock for issuance thereunder to 7,300,000 shares from 3,450,000 shares.	☐	☐	☐	
7. To authorize the issuance of securities in one or more non-public where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).	☐	☐	☐	
8. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.	☐	☐	☐	

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SHARES

* SPECIMEN *
ANYWHERE PA 99999-9999

90.00

48